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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
JONES SODA CO.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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234 Ninth Avenue North Seattle, WA 98109	T 206-624-3357 F 206-624-6857 www.jonessoda.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
JUNE 24, 2002
2:00 p.m.

To Jones Soda Co. Shareholders:

        Notice is hereby given, that the Annual Meeting of Shareholders of Jones Soda Co., a Washington corporation (the "Company" or "Jones"), will be held at 2:00 p.m. on June 24, 2002 at the Company's offices at 234 9th Avenue North, Seattle, Washington for the following purposes:

  1.
  to elect seven directors to the Company's board of directors;

  2.
  to amend the Company's escrow agreement with certain of its shareholders to convert it from a performance based escrow to a time-release escrow;

  3.
  to approve the adoption of the Company's new 2002 stock option plan;

  4.
  to ratify the appointment of KPMG Peat Marwick Thorne, Chartered Accountants, as independent auditors of the Company for the fiscal year ending December 31, 2002; and

  5.
  to transact such other business as may properly come before the meeting and any adjournments thereof.

        Each of these items of business is more fully described in the Proxy Statement accompanying this Notice. Shareholders of record at the close of business on May 3, 2002 are entitled to notice of and to vote at the annual meeting.

By Order of the Board of Directors, JONES SODA CO.

/s/ JENNIFER L. CUE JENNIFER L. CUE Secretary
Seattle, Washington May 17, 2002

IMPORTANT

Whether or not you expect to attend the annual meeting in person, we urge you to complete, sign, date and return the enclosed proxy at your earliest convenience. This will ensure the presence of a quorum at the annual meeting. Promptly signing, dating and returning the proxy will save the Company the expense and extra work of additional solicitation. An addressed envelope, for which no postage is required if mailed in the United States, is enclosed for that purpose. Sending in your proxy will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Please note, however, that if a broker, bank or other nominee is the record holder of your shares and you wish to attend and vote at the meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.

JONES SODA CO.
234 9th Avenue North
Seattle, Washington 98109

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Jones Soda Co., to be voted at the 2002 annual meeting of the shareholders of the Company, which will be held at 2:00 p.m. (local time) on June 24, 2002, or at any continuation or adjournment thereof (the "Annual Meeting"). The Annual Meeting will be held at the Company's corporate offices at 234 9th Avenue North, Seattle, Washington for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

Voting and Outstanding Shares

        Only shareholders of record of the Company's common stock (the "Common Stock") at the close of business on May 3, 2002, are entitled to notice of and to vote at the Annual Meeting. There were 19,800,596 shares of Common Stock issued and outstanding on that date. Shareholders are entitled to one vote for each share of Common Stock held on all matters to be voted upon at the Annual Meeting.

Quorum; Approval Requirements

        The presence, in person or by proxy, of holders of record of at least 33 1/3% of the outstanding shares of Common Stock constitutes a quorum at the Annual Meeting. Under Washington law and the Company's Articles of Incorporation, assuming the presence of a quorum, the election of the Company's directors requires a plurality of votes represented in person or by proxy at the meeting, and each of the other proposals described in the accompanying Notice to Shareholders requires that the votes cast in favor exceed the votes cast against the proposal. Pacific Corporate Trust Company, the Company's transfer agent, will tabulate all votes and will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Abstentions and Broker Non-Votes

        A shareholder who abstains from voting on any or all proposals will be included in the number of shareholders present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees or other proposals. Brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients' proxies in their own discretion, to the extent permitted under the rules of the National Association of Securities Dealers. Broker non-votes will be included in determining the presence of a quorum, but will not be counted in determining whether a matter has been approved.

Solicitation

        The Company will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of the Common Stock in their names that are beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, email, facsimile or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

        The Company intends to mail this Proxy Statement and accompanying proxy card on or about May 17, 2002, to all shareholders entitled to vote at the Annual Meeting

Shareholder Proposals for 2003 Annual Meeting

        Shareholder proposals that are intended to be presented at next year's 2003 annual shareholders' meeting must be received by the Company not later than December 27, 2002, in order to be included in the proxy statement and form of proxy relating to the 2003 annual meeting. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Revocability of Proxies

        Any shareholder who executes a proxy pursuant to this solicitation retains the right to revoke it at any time before it is voted. It may be revoked by delivering to the Secretary of the Company at or prior to the Annual Meeting either a written notice of revocation or a duly executed proxy bearing a later date, or it may also be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

PRINCIPAL HOLDERS OF VOTING SECURITIES

        The following table sets forth as of April 4, 2002, certain information regarding the beneficial ownership of the Company's outstanding Common Stock by: (i) each person who, to the knowledge of management, owned beneficially more than 5% of the Common Stock; (ii) the Company's Chief Executive Officer; (iii) each current director and director nominee of the Company, and (iv) all directors and executive officers of the Company as a group. As of such date, there were 19,800,596 shares of Common Stock issued and outstanding. Unless otherwise indicated, each person's address is: c/o Jones Soda Co., 234 9th Avenue North, Seattle, WA 98109.

Name and Address	Number of Shares(1)	Percent
5% Owners:
Arnhold & S. Bleichroeder, Inc. 1345 Avenue of the Americas New York, NY 10105-4300	1,745,216	8.8%
Gilbert E. LeVasseur Jr. Revocable Trust 26 Corporate Plaza, Suite 280 Newport Beach, California 92660	1,114,200	5.6
Officers and Directors:
Peter M. van Stolk(2)	2,025,894	10.0
Jennifer L. Cue(3)	715,134	3.5
Matthew Kellogg(4)	110,000	**
Ron B. Anderson(5) 3953 West 38th Avenue Vancouver, B.C. V6N 2Y7 CANADA.	163,300	**
Michael M. Fleming(6) 1420 Fifth Avenue, Suite 4100 Seattle, WA 98101	105,000	**
Peter Cooper(7) 26 Corporate Plaza, Suite 280 Newport Beach, CA 92660	1,165,800	5.9
William Collin(8) 400 Eastover Road Charlotte, NC 28207	10,000	**
All current directors and executive officers as a group (8 persons)(9)	4,320,128	19.8%

**
Less than one percent

(1)
The above table is based upon information supplied by executive officers, directors and principal shareholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that the each of the shareholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by him or her.

(2)
Includes 130,000 shares subject to stock options that are exercisable within 60 days of April 4, 2002 ("Vested Options") held by Mr. van Stolk, and 320,000 Vested Options held of record by 543608 BC Ltd., a British Columbia corporation for which Mr. van Stolk serves as sole shareholder. Also includes 911,250 shares held in escrow, pursuant to the terms of that certain Performance Share

  Escrow Agreement dated March 29, 1993, as amended (see "Proposal 2—Amendment of Performance Share Escrow Agreement" below).

(3)
Includes 520,000 shares subject to Vested Options held by Ms. Cue, and 120,000 shares subject to Vested Options held of record by 548919 BC Ltd., a British Columbia corporation for which Ms. Cue serves as sole shareholder. Also includes 12,500 shares held in escrow, pursuant to the terms of that certain Performance Escrow Share Agreement dated March 29, 1993, as amended.

(4)
Includes 60,000 shares subject to Vested Options held by Mr. Kellogg.

(5)
Includes 85,000 shares subject to Vested Options held by Mr. Anderson.

(6)
Includes 105,000 shares subject to Vested Options held by Mr. Fleming.

(7)
Includes 1,105,800 shares held by Clifton Investments, L.P. Mr. Cooper is the managing member of Cooper Capital, LLC, which serves as the sole general partner of Clifton Investments, L.P. The general partner may be deemed to have shared voting and investment power for the shares held by Clifton Investments, L.P. Mr. Cooper disclaims beneficial ownership of all such shares held by Clifton Investments, L.P., except to the extent of his proportionate pecuniary interests therein. Also includes 60,000 shares subject to Vested Options held by Mr. Cooper.

(8)
Consists of 10,000 shares subject to Vested Options held by Mr. Collin.

(9)
Consists of Peter van Stolk, Jennifer Cue, Matthew Kellogg, Matthew Hughes, Ron Anderson, Michael Fleming, Peter Cooper and William Collin. Includes an aggregate of 1,425,000 shares subject to Vested Options held by such persons.

Section 16 Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1933, as amended, requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Reporting Persons are also required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

        Based solely on the Company's review of the copies of such reports received or written communications from certain Reporting Persons, the Company believes that, except as set forth below, during the 2001 fiscal year, all Reporting Persons complied with all Section 16(a) filing requirements. The following Reporting Persons had late filings for 2001: (i) Matt Kellogg filed a late Form 4 in March 2002 to report both the prior grant of stock options in March 2001 and the prior exercise of warrants in May 2001; (ii) in April 2002, William Collin filed late his Form 3 which was due in September 2001 for his appointment as a director of the Company, and he also filed a late Form 4 to report the grant of stock options to him in October 2001; (iii) Michael Fleming filed a late Form 4 in June 2001 to report the prior grant of stock options in March 2001; (iv) Ron Anderson filed a late Form 4 in April 2001 to report the prior grant of stock options in March 2001; (v) Peter van Stolk filed a late Form 4 in April 2001 to report a purchase of shares in March 2001, and a late Form 4 in June 2001 to report the exercise of warrants and grant of stock options in May 2001; and (vi) Jennifer Cue filed a late Form 4 in June 2001 to report the exercise of warrants and grant of stock options in May 2001.

PROPOSAL 1—ELECTION OF DIRECTORS

        The Company's board of directors is currently comprised of seven directors. In August 2001, the board of directors increased the size of the board from six to seven and appointed William Collin to fill the vacancy caused by such increase. Accordingly, a board of directors of seven directors is to be elected at the Annual Meeting. If elected at the Annual Meeting, each director would hold office until the next annual meeting of shareholders or until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. Directors are elected by a plurality of the shares voted at the Annual Meeting.

        The Company's board of directors has nominated the persons named below as candidates for election at the Annual Meeting. Each of the persons nominated is a current director of the Company. Unless otherwise directed, the persons named as proxies in the enclosed proxy card will vote the proxies received by them for the seven nominees named below. In the event that any of the nominees is unable or declines to serve as a director at or prior to the time of the Annual Meeting (an event that currently is not anticipated by management), the proxies will be voted for the election of such substitute nominee as the board of directors may propose.

Nominees

        Set forth below is biographical information for each of the seven nominees as director.

        Peter M. van Stolk is the founder of the Company, and has served as our President, Chief Executive Officer and a director since May 1993. Mr. van Stolk began his career in the beverage industry in 1987 when he founded Urban Hand Ltd., a predecessor company to Jones Soda Co. Mr. van Stolk is also a member of the Social Venture Network. He attended Grant McKewan College in Edmonton, Alberta.

        Matthew Kellogg has served as one of our directors since May 1999 and was appointed as Executive Chairman of the Company in April 2002. Mr. Kellogg is also currently the Managing Member of Kingfisher Capital, LLC. From 1997 to 1999, Mr. Kellogg was the Business Development Director for Playnetwork, Inc. From 1993 to 1996, Mr. Kellogg served as the Managing Member of MTC, LLC, a restaurant management firm. Mr. Kellogg holds a Bachelor of Science degree from Skidmore College.

        Jennifer L. Cue has served as our Corporate Secretary since August 1997, Chief Financial Officer since February 1997, Vice President, Corporate and Financial Development, between October 1995 and January 1997, and a director since March 1995. Prior to October 1995, Ms. Cue served as Vice President Investment Research of D. Grant Macdonald Capital Corporation from February 1994, and prior to that served as Vice President, Investments at Penfund Management in Toronto, Ontario from November 1990. From 1986 to 1988, Ms. Cue worked in Commercial Banking for Lloyds Bank Canada. Ms. Cue holds an MBA from McGill University in Montreal and a Bachelor of Commerce from the University of British Columbia in Vancouver, British Columbia. Ms. Cue is also a Chartered Financial Analyst.

        Ron B. Anderson has served as one of our directors since July 1994. Mr. Anderson is currently President of North Point Capital Corp., a private merchant banking company, and is the Senior Vice President, Corporate Development of ParkSide Developments L.P., a private partnership involved in real estate development and an affiliate of North Point Capital. Mr. Anderson is a Certified General Accountant and holds a B. Comm. from the University of British Columbia in Vancouver, B.C.

        Michael M. Fleming has served as one of our directors since April 1997. Since February 2000, Mr. Fleming has been an attorney with the law firm of Lane Powell Spears Lubersky LLP in Seattle, Washington, specializing in real estate, dispute resolution, securities and environmental matters. From November 1992 to February 2000, Mr. Fleming was an attorney with the law firm of Ryan, Swanson & Cleveland in Seattle, Washington. He is also the President and owner of Kidcentre, Inc., a company in the business of providing child care services in Seattle, Washington. Since April 1985, he has also been the President and owner of Fleming Investment Co., an investment company. Mr. Fleming holds a Bachelor of Arts degree from University of Washington and a law degree from the University of California, Hastings College of the Law.

        Peter Cooper has served as one of our directors since May 1999 and has served as Chairman of the Board since October 1999. Since 1992, Mr. Cooper has been the owner of P.C. Cooper & Co. Inc, a U.S. based investment company with interests in real estate and private companies. Mr. Cooper is also a founding partner of Cooper & LeVasseur, a "special situation" investment partnership. From 1986 through 1994, Mr. Cooper served as Chief Executive of L.D. Nathan & Co., Ltd., a New Zealand based retail and consumer brand company and, following the merger with Lion Breweries, as an Executive Director of Lion Nathan Limited. Mr. Cooper received an Honors Degree in Law from Auckland University and was admitted as a Barrister and Solicitor in New Zealand in 1977.

        William Collin was appointed as one of our directors in August 2001. Mr. Collin is currently President of Summit Capital Advisors, LLC, a financial advisory firm focused on the consumer products sector. From 1997 to 2000, Mr. Collin was a managing director in the investment banking department with First Union Securities, Inc. ("First Union") and its predecessors where he held corporate finance positions as head of the Consumer Products Group and co-head of origination in First Union's northern operations. From 1994 to 1997, Mr. Collin served as a director in the corporate finance department of Deutsche Morgan Grenfell ("DMG"). Prior to DMG, he was a director of PNC Corporate Finance and spent nine years at Kidder, Peabody & Co. Incorporated where he was a member of the corporate finance group. Mr. Collin received his M.B.A. from Harvard Business School and his Bachelor of Arts in Economics magna cum laude, from Duke University.

        The Board of Directors recommends that the shareholders vote "FOR"
each of the above nominees as director to the Company

DIRECTORS AND EXECUTIVE OFFICERS

        The directors and executive officers and their ages as of April 4, 2002, are as follows:

Name	Age	Position
Peter M. van Stolk(1)(2)	38	President, Chief Executive Officer and Director
Matthew Kellogg(3)	36	Executive Chairman and Director
Jennifer L. Cue(3)	38	Chief Financial Officer, Secretary and Director
Matt Hughes	41	President of Whoopass USA Inc.
Ron B. Anderson(2)(3)	49	Director
Michael M. Fleming(1)	53	Director
William Collin	43	Director
Peter Cooper(1)(2)	50	Director and Chairman of the Board

(1)
Member of Compensation Committee

(2)
Member of Nomination Committee

(3)
Member of Audit Committee

        Officers of the Company are appointed by the board of directors. Each officer named above will serve until his or her successor is appointed or until his or her earlier death, resignation or removal. It is expected that each of the above officers will be reappointed by the Board of Directors immediately following the 2002 Annual Meeting of Shareholders.

        Set forth below is biographical information for Matthew Hughes. For the biographical summary of Peter van Stolk, Matthew Kellogg, Jennifer Cue, Ron Anderson, Michael Fleming and Peter Cooper, see "Nominees" above.

        Matthew Hughes served as Jones Soda's Chief Operating Officer from June 2001 to March 2002. In March 2002, Mr. Hughes was appointed President of our subsidiary company, Whoopass USA Inc. Prior to June 2001, Mr. Hughes served as President and C.O.O. of Full Service Beverage Company in Englewood, Colorado from April 1996 to May 2001. From 1993 to 1996, Mr. Hughes served as Senior Vice President, Sales & Marketing at Cott Beverages.

Board Meetings and Committees

        During the 2001 fiscal year, the Board of Directors had nine meetings. Each director was in attendance at all of the meetings held of the Board and any committees on which she or he served during his or her tenure as a director in 2001.

        The Company currently has an Audit Committee, a Compensation and Stock Option Committee and a Nomination Committee.

  Audit Committee

        The Audit Committee represents the Board in discharging its responsibilities relating to the accounting, reporting, financial and internal control practices of the Company and its subsidiaries. The committee has general responsibility for reviewing with management the financial and internal controls and the accounting, auditing and reporting activities of the Company and its subsidiaries. The committee annually reviews the qualifications and objectivity of the Company's independent auditors, makes recommendations to the Board as to their selection, reviews the scope, fees and result of their audit, reviews their non-audit services and related fees, is informed of their significant audit findings and management's responses thereto, and annually reviews the status of significant current and potential legal matters. The Audit Committee reviews the quarterly and annual financial statements and recommends their acceptance to the Board of Directors. The committee meets quarterly and must be constituted of at least three directors, two of whom are not officers of the Company.

        During 2001, the Audit Committee consisted of Ron Anderson (Chair), Matthew Kellogg and Jennifer Cue. The Audit Committee had four meetings in the 2001 fiscal year. As of the end of the 2001 fiscal year, two of the three members of the Audit Committee were "independent directors" as such term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. However, in April 2002 Matthew Kellogg became an officer of the Company and no longer qualified as an "independent director." Accordingly, in late April the Board of Directors appointed William Collin to the Audit Committee to replace Mr. Kellogg. The Company's Board of Directors has not adopted a written charter for the Audit Committee.

  Compensation Committee

        The Compensation and Stock Option Committee oversees incentive compensation plans for officers and key employees and approves standards for setting compensation plans for senior executives. The committee also approves the compensation of certain employees whose salary are above specified levels and makes recommendations to the Board for approval as required. The committee also recommends bonuses and stock option awards. This committee meets as required.

        The Compensation Committee consists of Michael Fleming (Chair), Peter Cooper, William Collin and Peter van Stolk. The Compensation Committee met once during the 2001 fiscal year.

  Nomination Committee

        The Nomination Committee identifies and recommends candidates for election to the Board. It advises the Board on all matters relating to directorship practices, including the criteria for selecting directors, policies relating to tenure and retirement of directors, and compensation and benefit programs for non-employee directors. The committee makes recommendations relating to the duties and membership of committees of the Board. The committee recommends processes to evaluate the performance and contribution of individual directors and the Board as a whole and approves procedures designated to provide that adequate orientation and training are provided to new members of the Board. The Nomination Committee consults with the Chief Executive Officer in its process of recruiting new directors. The Nomination Committee may also assist in locating senior management personnel.

        The Nomination Committee consists of Peter Cooper (Chair), Ron Anderson and Peter van Stolk. The Nomination Committee met once in the 2001 fiscal year.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of our Board of Directors serves as the representative of the Board for general oversight of our financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations. Management has primary responsibility for preparing our financial statements, our internal controls and our financial reporting process. Our independent accountants, KPMG Peat Marwick Thorne, Chartered Accountants, are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with U.S. generally accepted auditing standards and to issue its report.

        In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

        The Company's independent accountants also provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

        Based upon the Audit Committee's discussion with management and the independent accountants, and upon the Audit Committee's review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

        Audit Committee of the Board of Directors
Ron Anderson
Matthew Kellogg
Jennifer Cue

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

EXECUTIVE COMPENSATION

Chief Executive Officer Compensation

        The following table shows for each of the three fiscal years ended December 31, 2001, 2000, and 1999, respectively, certain compensation awarded or paid to, or earned by, the Company's Chief Executive Officer. Other than the Chief Executive Officer, no executive officer earned more than $100,000 in salary and bonus for the 2001 fiscal year.

Summary Compensation Table

		Annual Compensation				Long Term Compensation
Principal Name and Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)		Securities Under Options Granted(1)(#)
Peter van Stolk,
Chief Executive Officer	2001 2000 1999	$90,000 73,758 57,517	$70,000 Nil Nil	$15,984 49,000 Nil	(2)	60,000 20,000 165,000

(1)
All referenced options granted are exercisable at prices equal to or higher than the fair market value of the Common Stock on the respective dates of grant.

(2)
Represents a one-time payment made in 2000 to reimburse Mr. van Stolk for taxes incurred in connection with the sale of stock options, which resulted in additional equity financing for the Company in 1997.

Stock Option Grants

        The following table shows information regarding stock options granted to the Chief Executive Officer during the 2001 fiscal year:

Name	No. of Shares Underlying Options Granted	Percentage of Total Options Granted to Employees	Exercise Price Per Share			Expiration Date
Peter van Stolk	60,000	24.3%	C$	0.90	(1)	May 28, 2006

(1)
The options vest over a period of 18 months from the grant date. The exercise price for these options is in Canadian dollars.

Aggregated Option Exercises and Fiscal Year-End 2001 Option Values

        The following table shows certain information regarding the value of unexercised options held at fiscal year end by the Chief Executive Officer. The Chief Executive Officer did not exercise any stock options during the 2001 fiscal year.

	No. of Shares of Common Stock Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Peter van Stolk	435,000	30,000	$35,050	$3,900

Equity Compensation Plan Information

        The following table gives information as of April 4, 2002 about shares of Common Stock that may be issued upon the exercise of options, warrants and rights under the Company's 1996 Stock Option Plan and the new 2002 Stock Option Plan (which is being presented for shareholder approval at the Annual Meeting), which are the Company's only existing equity compensation plans.

Plan Category	(a) No. of Shares to be Issued Upon Exercise of Outstanding Stock Options	(b) Weighted Average Exercise Price of Outstanding Stock Options			(c) No. of Shares Available for Future Issuance(1)		(d) Total of Shares Reflected in Columns (a) and (c)
Equity Compensation Plans Approved by Shareholders(2)	2,164,500	Cdn. $	0.98	(3)	—	(4)	2,164,500
Equity Compensation Plans Not Approved by Shareholders(5)	—		N/A		1,500,000	(6)	1,500,000
TOTAL	2,164,500	Cdn. $	0.98	(3)	1,500,000	(4)(6)	3,664,500

(1)
Excludes from this calculation the number of shares reflected in Column (a).

(2)
Consists solely of the 1996 Stock Option Plan.

(3)
The exercise prices of options granted under the 1996 Stock Option Plan are reflected in Canadian dollars.

(4)
Assuming shareholder approval of the 2002 Stock Option Plan at the Annual Meeting, the 1996 Stock Option Plan will be terminated and no additional options may be granted under the 1996 Stock Option Plan, although currently outstanding options will continue in accordance with their terms.

(5)
Consists solely of the 2002 Stock Option Plan, which is being presented for shareholder approval at the Annual Meeting (as described in detail below in this proxy statement). No options have been granted or are outstanding under this plan.

(6)
The 2002 Stock Option Plan initially provides for 1,500,000 shares available for issuance under the plan, with an increase of up to an additional 250,000 shares on the first day of each fiscal during the term of the plan, beginning January 1, 2003 through and including January 1, 2012 (or such lesser number as approved by the Board of Directors).

Compensation of Directors

        In January 2001, the Board authorized the payment of directors' fees and stock options to outside directors. The directors' fees consist of $500 for each meeting of the Board and $250 for each Board conference call or Board committee meeting. In addition, in 2001 the Company granted to each of the outside Board members stock options to purchase 20,000 shares. The exercise price of these options was at the fair market value on the date of grant and the options vest over a period of 18 months from the date of grant, at the rate of 25% on the date of grant and an additional 25% on each six month anniversary of the date of grant. In addition, directors are reimbursed for their out of pocket expenses incurred in attending Board of Directors and committee meetings of the Board, and the Company maintains liability insurance for its directors and officers.

Peter van Stolk Employment Agreement

        In April 2002, Mr. van Stolk and the Company agreed to terminate Mr. van Stolk's previous employment arrangements and entered into a new two-year employment agreement (the "Employment Agreement") beginning effective April 1, 2002 through March 31, 2004.

        Pursuant to the Employment Agreement, Mr. van Stolk will serve as Chief Executive Officer of the Company and will receive an annual salary of $100,000. Mr. van Stolk will also be eligible to receive (a) an annual performance bonus in an amount determined by the Executive Chairman and (b) annual stock options equal to a minimum of four times the number of options granted to any one of the Company's outside directors. Mr. van Stolk also receives under the Employment Agreement term life insurance in the amount of $1.5 million payable to Mr. van Stolk's designated beneficiary. It is also contemplated under the Employment Agreement that for as long as Mr. van Stolk remains employed pursuant to the Employment Agreement, the Company's Board of Directors will nominate Mr. van Stolk for re-election to the Board.

        In addition, provided that Mr. van Stolk is employed by the Company on December 31, 2003, he will be entitled to receive a bonus in stock options to purchase up to 150,000 shares of Common Stock of the Company. These stock options will have an exercise price equal to the average weighted trading price of the Company's Common Stock on the OTC Bulletin Board for the 10 trading days following the date of the Employment Agreement. However, the Company will be obligated to grant the stock options only if the Company has positive net income for fiscal 2003 as set forth in the Company's audited financial statements for the 2003 fiscal year.

        Mr. van Stolk may at any time, upon 14 days' notice to the Company, elect to terminate his employment with the Company and be entitled to enter into a consulting agreement with the Company for a period not less than the balance of the time then remaining under the Employment Agreement and for compensation of not less than his then-current salary. In addition, at any time after 14 days from the date of a "change of control" of the Company or a change in the Company's management or reporting structure, Mr. van Stolk may terminate the Employment Agreement. Upon such termination, Mr. Van Stolk will be entitled to receive from the Company (a) a payment equal to one month of his annual salary in effect at the time of his termination multiplied by the amount of months remaining under the Employment Agreement, payable in equal monthly installments over a 12-month period (but in no case shall the amount payable be less than one year's base salary), and (b) any stock options he is entitled to receive for the year of termination. For purposes of the Employment Agreement, a "change of control" will be deemed to occur when a majority of the directors elected at any shareholders' meeting are not individuals nominated by the Company's then-incumbent Board of Directors.

        In the event the Employment Agreement is terminated by Mr. van Stolk due to breach by the Company, or by the Company without cause, Mr. van Stolk will be entitled to receive from the Company the same amount as if the agreement were terminated upon a change of control. The Company may terminate the Employment Agreement for cause.

        The Employment Agreement contains certain restrictive covenants, including confidentiality provisions and provisions precluding Mr. van Stolk from competing with the Company for up to 12 months following the term of the agreement or from soliciting employees, suppliers or distributors of the Company for up to 18 months following the term of the agreement.

        In addition to the Employment Agreement, in early 2002 Mr. van Stolk elected not to receive any of the bonuses owed to him but not paid by the Company under his previous employment arrangements, and Mr. van Stolk entered into an agreement with the Company waiving his rights to, and releasing the Company from any obligations to pay, those cash bonuses.

PROPOSAL 2—AMENDMENT OF PERFORMANCE SHARE ESCROW AGREEMENT

        The Board of Directors of Jones Soda is recommending for shareholder approval an amendment to the current escrow agreement in place with certain shareholders and officers of the Company. If approved, the amendment will convert the terms for the release of the shares of the Company held in escrow from a performance-based release formula to a time-based release formula, in conformance with the policies of the TSX Venture Exchange (formerly called the Canadian Venture Exchange) and with reference to National Policy 46-201 of the British Columbia Securities Commission ("B.C. Commission").

Background

        In 1993, Urban Juice & Soda Company Ltd., a British Columbia corporation and predecessor to Jones Soda Co., completed a share exchange with Urban Hand Limited. Pursuant to the share exchange, Urban Juice & Soda Company Ltd. issued a total of 3,075,000 shares to the shareholders of Urban Hand Limited, of which 1,500,000 shares were placed in escrow. This escrow arrangement was required by the policies and rules of the Vancouver Stock Exchange (now the TSX Venture Exchange) and the B.C. Commission. The terms of the escrow are governed by an escrow agreement dated March 29, 1993, as amended May 11, 1993, by and among the shareholders named in the agreement, Urban Juice & Soda Company Ltd. and Pacific Corporate Trust Company as escrow agent (the "1993 Escrow Agreement").

        The 1993 Escrow Agreement is 'performance based,' in that it provides that the escrowed shares may be released pro rata among the 'escrow shareholders' based upon the cumulative cash flow of Jones Soda, as evidenced by its annual audited financial statements. "Cash flow" is defined as net income or loss before tax, adjusted for certain add-backs. For each $0.125 of cumulative cash flow, one escrowed share is to be released pro rata among the escrow shareholders. Through the Company's fiscal year ended December 31, 2001, the Company had negative cumulative cash flow, and accordingly no shares have yet been released from the escrow.

        The 1993 Escrow Agreement terminates next year on May 27, 2003 (ten years from the date of original issuance of the escrowed shares). Under the terms of the agreement, all shares remaining in escrow as of that date and that have not been released will be automatically cancelled and will become authorized but unissued shares.

Reasons for the Proposed Amendment

        On June 15, 2001, the Canadian Securities Administrators established guidelines (set forth in CSA Notice 46-302, "Consent to Amend Existing Escrow Agreements") under which securities regulators and securities regulatory authorities will permit existing performance-based escrow agreements to be amended to provide for time-based release. The guidelines were adopted in National Policy 46-201. The terms for time-based release are set forth in National Policy 46-201 and are subject to the approval of the TSX Venture Exchange (formerly the Canadian Venture Exchange).

        Jones Soda now desires to amend the 1993 Escrow Agreement to make it time-based, rather than performance based, in accordance with National Policy 46-201. The primary reason for this proposed change is to provide appropriate compensation and incentive to Peter van Stolk, the Company's founder, President and Chief Executive Officer. As described below, Mr. van Stolk is the primary holder of shares held in escrow. He currently has 911,250 shares held subject to the escrow, which represents approximately 44% of the total number of shares and currently exercisable stock options beneficially owned by him (see "Principal Holders of Voting Securities" above), and which represents approximately 87% of the total number of shares in the escrow. These shares held by Mr. van Stolk have been held in escrow for nine years, pursuant to the requirements of the TSX Venture Exchange (formerly the Canadian Venture Exchange) and the B.C. Commission.

        In the event that the escrow agreement terminates by its terms in May 2003, and in the event Jones Soda does not satisfy the cash flow requirement to allow for release of the shares, these escrowed shares will be cancelled. The board of directors believes that Mr. van Stolk has provided valuable services to the Company during the past years, and that his continued service to Jones Soda is important to its future growth and success. If Mr. van Stolk's escrowed shares were to be cancelled next year, the board of directors believes that it would need to take action in order for Jones Soda to provide Mr. van Stolk with incentive for continued service to the Company, such as granting new stock options, paying bonuses or taking other action. The board of directors believes that the most straightforward way of appropriately incentivizing Mr. van Stolk is to amend the existing escrow agreement to make the release of the escrow shares time-based, so that Mr. van Stolk's shares will not be cancelled next year, but will be released to him over the next six years.

        In consideration of the action being proposed by the Board of Directors, Mr. van Stolk and the Company have entered into an agreement under which Mr. van Stolk has waived his rights to, and released the Company from any obligations to pay, any cash bonuses to him under the terms of his prior employment arrangements. In addition, the Board has negotiated a new employment agreement with Mr. van Stolk (see "Peter van Stolk Employment Agreement" above) and it is a condition to the Employment Agreement becoming effective that the Board of Directors recommend to the shareholders this proposal to convert the Company's existing Performance Share Escrow Agreement from a performance-based release to a time-based release, and for each of the Board members to agree to vote their shares in favor of the proposal.

        The Board of Directors believes that it is in the best interests of Jones Soda and its shareholders to take action now to amend the escrow agreement, to acknowledge Mr. van Stolk's service to Jones Soda and to continue to provide him with incentive to provide on-going service to the Company.

        Under the proposed amendment, all escrowed shares would be subject to the time-based release formula. Accordingly, the amendment would affect not only Mr. van Stolk, but also all other holders of shares subject to the 1993 Escrow Agreement, some of whom are also officers or directors of the Company.

Current Holders of Escrowed Shares

        The following table lists the shareholders who are the registered owners of the shares of Jones Soda Common Stock currently held in the escrow:

Shareholder	Number of Shares
Peter M. van Stolk(1)	911,250
Brian G. Richards(2)	50,000
William Wong(3)	50,000
Jennifer L. Cue(4)	12,500
Frank Uy(5)	12,500
Paul Weinstein(6)	12,500

TOTAL(7)	1,048,750

(1)
Mr. van Stolk is currently the President, Chief Executive Officer, and a Director of Jones Soda.

(2)
Mr. Richards was formerly a principal and Director of Urban Juice & Soda Company Ltd.

(3)
Mr. Wong was formerly a Vice President and Director of Urban Juice & Soda Company Ltd.

(4)
Ms. Cue is currently the Chief Financial Officer, Secretary, and a Director of Jones Soda.

(5)
Mr. Uy is currently the Controller of Jones Soda.

(6)
Mr. Weinstein is currently the V.P. Marketing of Jones Soda.

(7)
Effective January 10, 2002, Jones Soda repurchased and cancelled 451,250 shares from shareholders who had ceased to be principals of the Company, resulting in a balance of 1,048,750 shares remaining in escrow.

Terms and Conditions of Proposed 2002 Escrow Agreement

        Included with this proxy statement as Exhibit A is a copy of the proposed escrow agreement reflecting the proposed amendment (the "2002 Escrow Agreement").

        Six-Year Release Schedule.    Assuming approval by the shareholders and the TSX Venture Exchange of this proposed agreement, a percentage of the escrowed shares will be released from escrow pro rata among the escrow shareholders every six months over a period of six years from the date of approval of this amendment by the TSX Venture Exchange. The following table shows the percentage of shares to be released for each six-month period:

Release Dates	% of Total Escrowed Shares to be Released	Number of Escrowed Shares to be Released
Date of Exchange Notice	0%	0
6 months following Exchange Notice	5%	52,437
12 months following Exchange Notice	5%	52,438
18 months following Exchange Notice	5%	52,437
24 months following Exchange Notice	5%	52,438
30 months following Exchange Notice	10%	104,875
36 months following Exchange Notice	10%	104,875
42 months following Exchange Notice	10%	104,875
48 months following Exchange Notice	10%	104,875
54 months following Exchange Notice	10%	104,875
60 months following Exchange Notice	10%	104,875
66 months following Exchange Notice	10%	104,875
72 months following Exchange Notice	10%	104,875
TOTAL	100%	1,048,750

        Summary of Material Terms and Conditions of 2002 Escrow Agreement.    Shareholders should be aware that some of the terms of the 2002 Escrow Agreement are different from the terms of the 1993 Escrow Agreement, which are summarized further below. The 2002 Escrow Agreement has not been negotiated by either Jones Soda or any of the shareholders, including Mr. van Stolk; rather it is the required form of time-release escrow agreement in accordance with the rules of the TSX Venture Exchange.

        In addition to the provisions for time-release of the escrowed shares described above, set forth below is a summary of some of the material terms and conditions proposed 2002 Escrow Agreement:

  •
  while the shares remain in escrow, the shares are restricted and any dealings with them are subject to the direction or determination of the executive director of the B.C. Commission or the TSX Venture Exchange;

  •
  a holder of escrowed shares may transfer the shares in escrow to any person who is an officer or director of Jones Soda or any subsidiary, provided that the TSX Venture Exchange does not object to the transfer and provided that such officer or director agrees to be bound by the terms of the escrow agreement for those shares;

  •
  the 2002 Escrow Agreement allows for transfers upon bankruptcy of the shareholder or transfers to certain retirement plans or funds, provided that the TSX Venture Exchange does not object to the transfer and provided that the transferee agrees to be bound by the terms of the escrow agreement for those shares;

  •
  other as than described above, a holder of escrowed shares may otherwise transfer the shares in escrow only upon the consent of the TSX Venture Exchange, provided that the shares continue to be subject to the terms of the escrow agreement;

  •
  in the event of the death of any shareholder with shares in the escrow, the shares will be released from the escrow and delivered to the legal representative for the deceased shareholder;

  •
  a holder of escrowed shares has the right to vote the shares on all matters for shareholder vote; provided, however, that no such shareholder may vote any of his or her shares (whether or not held in escrow) in support of any arrangement that would result in the repayment of capital being made on the shares prior to a winding up of the Company; and

  •
  a holder of escrowed shares may receive dividends or other distributions on the escrowed shares; provided if Jones Soda declares a stock dividend or issues any additional shares of common stock in exchange for the escrowed shares, those additional shares will be retained in escrow.

Terms and Condition of 1993 Escrow Agreement

        Summary of Material Terms and Conditions of 1993 Escrow Agreement.    In addition to the performance- based provisions regarding release of the shares described above, the terms of the 1993 Escrow Agreement places the following restrictions on the shares held in escrow:

  •
  while the shares remain in escrow, the escrowed shares are restricted and any dealings with them are subject to the direction or determination of the executive director of the B.C. Commission or the TSX Venture Exchange;

  •
  the escrowed shares may not be traded, transferred or dealt with in any manner, or released, without the consent of the executive director of the B.C. Commission or the TSX Venture Exchange, and in accordance with their policies;

  •
  a holder of escrowed shares has the right to vote the shares on all matters for shareholder vote, other than on any vote to cancel the shares;

  •
  each holder of escrowed shares has waived his or her right, with respect to the escrowed shares, to receive dividends and to participate in the assets and property of Jones Soda in the event of a winding up or dissolution of the company; and

  •
  a holder of escrowed shares who ceases to be a principal of Jones Soda, or who dies or becomes bankrupt is obligated to transfer the shares back to Jones Soda or to another principal of Jones Soda, in accordance with instructions of, and at a price determined by, the board of directors.

Approval Requirements

        The affirmative vote of holders (excluding the escrow shareholders and their affiliates and associates) of a majority of the shares of Common Stock cast in person or by proxy at the meeting is required for approval of the amendment to the escrow agreement to convert it into a time-release escrow.

        Shareholders who hold escrowed shares, and their affiliates and associates, will not be allowed to vote any of their shares (whether or not in escrow) on this proposal, and their shares will not be considered votes cast at the meeting on this proposal, although they will be counted for purposes of a quorum. Assuming shareholder approval of this proposal, Jones Soda will then petition the TSX Venture Exchange for its approval of the amendment to the escrow agreement.

        THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" AMENDMENT OF THE ESCROW AGREEMENT

PROPOSAL 3—APPROVAL OF 2002 STOCK OPTION PLAN

        At the annual meeting, the shareholders will be requested to approve the Jones Soda Co. 2002 Stock Option (the "2002 Plan"). The Company originally adopted the current 1996 stock option plan in June 1996 (the "1996 Plan"). The 1996 Plan, as amended, provides for a total of 3,400,000 shares of Common Stock for issuance upon exercise of stock options that may be granted under the plan. As of April 4, 2002, there were options for 2,164,500 shares outstanding, options for 859,123 shares had been exercised, and there were a total of 376,377 shares available for future grant under the 1996 Plan.

        As the 1996 Plan was adopted when the Company was domiciled in Canada, the Company is required to issue options under the 1996 Plan denominated in Canadian dollars. This has a number of disadvantages for the Company now that is it domiciled in the United States. In particular, U.S. GAAP rules require options denominated in a currency other than the functional currency of the Company (U.S. dollars) to be expensed against earnings in the year of grant. If the Company's options were issued in United States dollars, this expense would not have to be recognized. It is also easier, as well as preferable from the tax standpoints of our employees, most of whom live in the United States, to be issued options in U.S. dollars.

        Therefore in April 2002, the Board of Directors decided to adopt the new 2002 Plan, which provides for issuance of options denominated in U.S. dollars rather than Canadian dollars, and to terminate the 1996 Plan contingent on shareholder approval of the 2002 Plan.

        In addition, the Board has determined that the Company should increase the pool of shares available future issuance under its stock option plans, to ensure that there will be a sufficient reserve of shares to permit option grants to existing and new employees, directors and consultants at levels determined appropriate by the Committee. There are currently approximately 376,377 shares available for future grant under the 1996 Plan, and the Board believes that this number is insufficient. Stock options have traditionally been an important part of the Company's overall compensation program. The Board of Directors believes that, in the current highly competitive labor market, stock options serve to attract, retain and motivate employees and consultants and to enhance their incentive to perform at the highest level and contribute significantly to the Company's success.

        Accordingly, in April 2002 the Board of Directors decided to adopt the new 2002 Plan as its new U.S. based plan and to increase the number of shares available to the Company for issuance under stock option. In addition, the Board of Directors terminated the 1996 Plan (provided that outstanding options under the 1996 Plan continue in accordance with their terms) contingent on shareholder approval of the 2002 Plan.

        The terms and conditions of issuance of options under the 2002 Plan are not materially different from those under the 1996 Plan. A general description of the provisions of the 2002 Plan are set forth below, and a copy of the 2002 Plan is included in this proxy statement as Exhibit B.

Description of the 2002 Plan

        General.    The purposes of the 2002 Plan are to attract and retain the best available individuals for positions of substantial responsibility, to provide additional incentive to such individuals, and to promote the success of the Company's business by aligning the financial interests of employees and consultants providing personal services to the Company or its affiliates with long-term shareholder value. The 2002 Plan provides for the granting of stock options, which may be either "incentive stock options" (as defined in Section 422 of the Internal Revenue Code ("Code")), or non-statutory stock options.

        Administration.    The 2002 Plan will be administered by the Board or the Compensation Committee of the Board (the "Committee").

        New Plan Benefits.    Because benefits under the 2002 Plan will depend on the Committee's actions and the fair market value of Common Stock at various future dates, it is not possible to determine the benefits that will be received by officers and other employees if the 2002 Plan is approved by the shareholders.

        Eligibility.    Incentive stock options may be granted only to employees of the Company or its subsidiaries. Non-statutory stock options may be granted under the 2002 Plan to employees, officers, directors and consultants of the Company, its affiliates and subsidiaries. The Committee, in its discretion, will select the individuals to whom options, stock awards and stock appreciation rights will be granted, the time or times at which such awards are granted, and the number of shares subject to each grant.

        Shares Subject to the 2002 Plan.    There are initially 1,500,000 shares of Common Stock reserved for issuance upon exercise of stock options that may be granted under the 2002 Plan. In addition, the number of shares available under the 2002 Plan will automatically increase on the first day of each fiscal year (beginning January 1, 2003) during the 10-year life of the plan. The amount of the increase will be the lesser of (x) 250,000 shares or (y) such lesser amount as determined by the Board of Directors from time to time. In no event shall the number of shares available be increased so that the total shares available for issuance under the 2002 Plan and all other employee or director stock plans would exceed 20% of the outstanding shares of the Company on the first day of the applicable fiscal year. Assuming the 2002 Plan continues for its full 10 years (i.e., the 2012 fiscal year), and assuming the number of shares under the plan is increased by the maximum possible amount of 250,000 shares each year, the maximum number of shares available under the 2002 Plan in the 2012 fiscal year would be 3,750,000 shares.

        Limitations (for purposes of Code Section 162(m) and for compliance with policies of the TSX Venture Exchange). The 2002 Plan provides that the maximum aggregate number of Company common shares underlying all awards to be granted to any person in any single fiscal year of the Company is the lesser of (x) 1,000,000 shares of Common Stock or (y) five percent of the total number of issued and outstanding shares of Common Stock as of the date of grant.

        Terms and Conditions of Options.    Each stock option grant is to be evidenced by an option agreement between the Company and the individual recipient and is subject to the following additional terms and conditions:

  •
  Exercise Price. The Committee will determine the exercise price for the shares of Common Stock underlying each award at the time the award is granted. The exercise price for shares under an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted. The exercise price for shares subject to a non-statutory stock option may not be less than 85% of the fair market value of the Common Stock on the date such award is granted. The fair market value price for a share of Common Stock underlying each award is the average of the bid and asked prices per share on the OTC Bulletin Board or TSX Venture Exchange (as determined by the Committee) on the date the option is granted. It is the Company's current policy that all options be granted at 100% of fair market value.

  •
  Exercise of Option; Form of Consideration. The 2002 Plan permits payment for exercise of options to be made by cash, check, broker assisted same day sales, by delivery of other shares of Company stock which they have owned for six months or more as of the exercise date, or full recourse promissory notes. For non-statutory stock options, the option holder must also pay the Company, at the time of purchase, the amount of federal, state, and local withholding taxes required to be withheld by the Company.

  •
  Term of Option. To the extent required by the rules of the TSX Venture Exchange, the term of an option may be no more than five years from the date of grant. If not required by the TSX

    Venture Exchange, the term of an option cannot exceed ten years. No option may be exercised after the expiration of its term.

  •
  Vesting Schedule. The Committee has authority to establish vesting schedules for options at the date of grant. In the absence of a defined vesting schedule, the 2002 Plan provides for a minimum vesting schedule of 18 months, with 25% vested on the date of grant and 25% vesting on each six-month anniversary of the date of grant.

  •
  Death or Disability. If an optionee's employment or consulting relationship terminates as a result of his or her death, then all options he or she could have exercised at the date of death, may be exercised within the one-year period following the optionee's death by his or her estate or by the person who acquires the exercise right by bequest or inheritance. In addition, if an optionee's employment or consulting relationship terminates as a result of the optionee's total and permanent disability, then the optionee may, within one year (or 90 days, if required by the rules of the TSX Venture Exchange) after the termination, exercise all options he or she could have exercised at the termination date. In no event may any option be exercised after expiration of the term specified in the option agreement.

  •
  Nontransferability of Options. Options granted under the 2002 Plan are not transferable other than by will or the laws of descent and distribution and may be exercised during the optionee's lifetime only by the option holder.

  •
  Other Provisions. An option agreement may contain other terms, provisions, and conditions not inconsistent with the 2002 Plan, as may be determined by the Committee.

        Adjustments upon Changes in Capitalization, Merger or Sale of Assets.    In the event that the Company's stock changes by reason of any stock split, dividend, combination, reclassification or other similar change in the Company's capital structure effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 2002 Plan, the number and class of shares of stock subject to any option outstanding under the 2002 Plan, and the exercise price for shares subject to any such outstanding option.

        In the event of a merger, sale of substantially all the assets, liquidation or dissolution, the vesting schedule on all outstanding options will automatically accelerate and become 100% vested. Upon consummation of any such merger, sale of substantially all the assets or similar transaction, all unexercised options will terminate, unless assumed by the surviving entity.

        Amendment and Termination of the 2002 Plan.    No options may be granted under the 2002 Plan more than 10 years after the date of adoption. The Board may amend, alter, suspend or terminate the 2002 Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the 2002 Plan to the extent necessary and desirable to comply with applicable laws. No such action by the Board or shareholders may alter or impair any option previously granted under the 2002 Plan without the written consent of the optionee.

Federal Income Tax Consequences Relating to the 2002 Plan

        The federal income tax consequences to the Company and its employees of options under the 2002 Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to the 2002 Plan. Recipients of options under the 2002 Plan should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.

        Stock options granted under the 2002 Plan may be either incentive stock options or non-qualified stock options. Incentive stock options are options which are designated as such by the Company and which meet certain requirements under Section 422 of the Code and the regulations thereunder. Any option which does not satisfy these requirements will be treated as a non-qualified stock option.

  Incentive Stock Options

        If an option granted under the 2002 Plan is treated as an incentive stock option, the optionee will not recognize any income upon either the grant or the exercise of the option, and the Company will not be allowed a deduction for federal tax purposes. Upon a sale of the shares, the tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time he or she sells the shares. In addition, as discussed below, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability.

        If an optionee exercises an incentive stock option and does not dispose of the shares received within two years after the date such option was granted or within one year after the transfer of the shares to him or her, any gain realized upon the disposition will be characterized as capital gain and, in such case, the Company will not be entitled to a federal tax deduction.

        If the optionee disposes of the shares either within two years after the date the option is granted or within one year after the transfer of the shares to him or her, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the exercise price, or (2) the amount realized on the disposition minus the exercise price, will be taxed as ordinary income to the optionee in the taxable year in which the disposition occurs. (However, in the case of gifts, sales to related parties, and certain other transactions, the full difference between the fair market value of the stock and the purchase price will be treated as compensation income). The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as capital gain if the shares have been held for more than one year following the exercise of the option. In the event of a disqualifying disposition, the Company may withhold income taxes from the optionee's compensation with respect to the ordinary income realized by the optionee as a result of the disqualifying disposition.

        The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability. The excess of the fair market value of the shares at the time an incentive stock option is exercised over the purchase price of the shares is included in income for purposes of the alternative minimum tax even though it is not included in taxable income for purposes of determining the regular tax liability of an employee. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option.

        In general, there will be no federal income tax deductions allowed to the Company upon the grant, exercise, or termination of an incentive stock option. However, in the event an optionee sells or otherwise disposes of stock received on the exercise of an incentive stock option in a disqualifying disposition, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Code.

  Nonqualified Stock Options

        Nonqualified stock options granted under the 2002 Plan do not qualify as "incentive stock options" and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon its exercise, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be subject to income and other employee withholding taxes.

        The optionee's basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a nonqualified stock option, the difference between the sale price and the optionee's basis in the shares will be treated as a capital gain or loss and generally will be characterized as capital gain or loss if the shares have been held for more than one year at their disposition.

        In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a nonqualified stock option or a sale or disposition of the shares acquired upon the exercise of a nonqualified stock option. However, upon the exercise of a nonqualified stock option, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Approval Requirements

        The affirmative vote of holders of a majority of the shares of Common Stock cast in person or by proxy at the meeting is required for approval of the 2002 Plan. Assuming shareholder approval of the 2002 Plan, Jones Soda will then petition the TSX Venture Exchange for its approval of the 2002 Plan.

        THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" APPROVAL OF THE 2002 STOCK OPTION PLAN

PROPOSAL 4—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Board of Directors has selected KPMG Peat Marwick Thorne, Chartered Accountants, as the Company's independent auditors for the fiscal year ending December 31, 2002, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. KPMG Peat Marwick Thorne, Chartered Accountants, has audited the Company's financial statements since November 24, 1995. Representatives of KPMG Peat Marwick Thorne, Chartered Accountants, are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

        Shareholder ratification of the selection of KPMG Peat Marwick Thorne, Chartered Accountants as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of KPMG Peat Marwick Thorne, Chartered Accountants to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Board will reconsider whether to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of the Company and its shareholders.

Audit and Related Fees

        The aggregate fees billed by KPMG Peat Marwick Thorne, Chartered Accountants for professional services rendered to the Company for fiscal year 2001 are as follows:

Audit Fees (for audit of the Company's annual financial statements for the year ended December 31, 2001 and for the reviews of the financial statements included in the Company's Forms 10-QSB filed during fiscal 2001)	$37,956
Financial Information Systems Design and Implementation Fees	N/A
All Other Fees (for all other services), including tax returns	$25,841

        The Audit Committee has considered that the provision of the above services is compatible with maintaining the independence of KPMG Peat Marwick Thorne, Chartered Accountants.

        THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" PROPOSAL 4

OTHER BUSINESS

        As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote the shares represented by the proxies on each of such matters, in accordance with their best judgment.

By Order of the Board of Directors

/s/ PETER VAN STOLK Peter van Stolk President and Chief Executive Officer
May 17, 2002

EXHIBIT A

ESCROW AGREEMENT

THIS AGREEMENT is made as of the            day of                        , 2002,

        BETWEEN:

          Jones Soda Co., a Washington corporation (the "Issuer")

        AND:

          Pacific Corporate Trust Company, a British Columbia corporation (the "Escrow Agent")

        AND:

          The undersigned security holders of the Issuer (the "Security Holders")

        (collectively, the "Parties").

        WHEREAS the Issuer is a Tier 1 Issuer as defined in Policy 2.1—Minimum Listing Requirements of the Canadian Venture Exchange Inc. (the "Exchange"); and

        WHEREAS the Parties are currently parties to a Performance Escrow Share Agreement dated March 29, 1993, as amended May 11, 1993 (the "1993 Escrow Agreement"), pursuant to which the Security Holders have deposited in escrow with the Escrow Agent certain securities of the Issuer; and

        WHEREAS the Parties desire to amend the 1993 Escrow Agreement to convert it into this Agreement, to be a time-based escrow, and further desire that the securities previously deposited into escrow with the Escrow Agent continue to be held in accordance with the terms of this Agreement and Policy 5.4—Escrow and Vendor Consideration (the "Exchange Policy") of the Exchange; and

        WHEREAS the Escrow Agent has agreed to hold such securities in accordance with the terms of this Agreement and the Exchange Policy;

        NOW THEREFORE, in consideration for the mutual covenants contained herein and other good and valuable consideration (the receipt and sufficiency of which is acknowledged), the Parties agree as follows:

1—Interpretation

In this Agreement:

  (a)
  "Acknowledgement" means an acknowledgement and agreement to be bound in the form prescribed by Form 5E of the Exchange;

  (b)
  "Additional Securities" means securities (including a right to acquire securities) that a Security Holder acquires after the date upon which the Security Holder executes this Agreement or an Acknowledgement that are

  (i)
  securities of the Issuer acquired:

  (A)
  as a dividend or other distribution on Securities;

  (B)
  upon the exercise of a right of purchase, conversion or exchange attaching to Securities; or

  (C)
  upon a subdivision or compulsory conversion or exchange of Securities; or

  (ii)
  New Securities of a Successor Issuer acquired by a Security Holder which are subject to escrow in accordance with this Agreement;

1

  (c)
  "Combination" means a bona fide formal take-over bid, plan of arrangement, amalgamation, merger or similar transaction;

  (d)
  "Exchange Notice" means, as applicable, the notice issued by the Exchange announcing an Initial Listing, the notice issued by the Exchange announcing completion of a New Listing (other than an Initial Listing) and confirming final Exchange Acceptance or, in the case of securities which are escrowed other than in accordance with an Initial Listing or New Listing, the notice issued by the Exchange following final Exchange Acceptance of the transaction;

  (e)
  "Exchange Requirements" has the meaning set out in Policy 1.1—Interpretation of the Exchange;

  (f)
  "Issuer's Certificate" means a certificate signed by a duly authorized director or officer of the Issuer, such authorization being evidenced by a resolution of the board of directors attached to such certificate;

  (g)
  "New Securities" means Options (as defined in Policy 5.4) and equity securities of an issuer that carry a residual right to participate in the earnings of the issuer and, upon the liquidation or winding up of the issuer, in its assets, where such securities are issued to a Security Holder in connection with a Combination;

  (h)
  "Securities" means, in relation to a Security Holder, those securities of the Security Holder, including Additional Securities, that are held in escrow by the Escrow Agent pursuant to this Agreement;

  (h)
  "Security Holder" means a holder of securities of the Issuer who executes this Agreement or an Acknowledgement;

  (i)
  "Surplus Securities" has the meaning set out in the Exchange Policy;

  (j)
  "Successor Issuer", with respect to an Issuer, means an issuer that issues securities to a Security Holder in connection with a Combination involving the first Issuer; and

  (l)
  "Value Securities" has the meaning set out in the Exchange Policy.

2—Deposit of Securities in Escrow

        2.1  Each Security Holder hereby deposits with the Escrow Agent, to be held in escrow under this Agreement, the Securities described in Schedule A, and agrees to deliver to the Escrow Agent forthwith any certificates evidencing such Securities.

        2.2  Each Security Holder shall deposit in escrow with the Escrow Agent all Additional Securities and shall deliver to the Escrow Agent forthwith upon receipt thereof any certificates evidencing Additional Securities and any replacement certificates which may at any time be issued for any Securities held in escrow.

3—Direction to Escrow Agent

        The Issuer and each Security Holder direct the Escrow Agent to retain the Securities in escrow and the Escrow Agent agrees to retain the Securities in escrow until the Securities are released from escrow pursuant to the terms of this Agreement.

4—Restrictions on Dealing with Securities

        4.1  Dealings with Securities in Escrow. Securities may only be dealt with as specifically allowed by this Agreement. No Securities and no interest in, control or direction over or certificate evidencing Securities shall directly or indirectly be sold, assigned, transferred, redeemed, surrendered for

2

consideration, mortgaged, hypothecated, charged, pledged, or encumbered or otherwise dealt with in any manner except as provided in this Agreement.

        4.2  Indirect Dealings with Securities in Escrow. Except with the prior written consent of the Exchange, a Security Holder that is not an individual shall not issue securities of its own issue or effect or permit a transfer of ownership of securities of its own issue that would have the effect of changing the beneficial ownership of, or control or direction over, Securities.

5—Voting of Securities in Escrow

        Subject to any restrictions found in this Agreement, a Security Holder may exercise voting rights attaching to Securities. No Security Holder, while his, her or its Securities are held in escrow, shall vote any securities (whether in escrow or not) in support of one or more arrangements that would result in the repayment of capital being made on the Securities prior to a winding up of the Issuer.

6—Dividends and Distributions on Securities in Escrow

        6.1  Subject to any specific restrictions found in this Agreement, the escrow of Securities will not impair any right of a Security Holder to receive a dividend or other distribution on Securities or to elect the form and manner in which the dividend or other distribution on Securities is paid.

        6.2  Subject to subsection 6.3, if, during the period in which any of the Securities are retained in escrow pursuant to this Agreement, any dividend or other distribution, other than one paid in securities of the Issuer, is received by the Escrow Agent in respect of Securities, the Escrow Agent shall forthwith transfer such dividend or distribution to the Security Holder entitled thereto.

        6.3  Additional Securities distributed on Securities shall be subject to the same terms and conditions under this Agreement as the Securities on which the distribution was made. Additional Securities distributed on Securities, if received by the Escrow Agent, shall be retained in escrow. Additional Securities distributed on Securities, if received by the Security Holder, shall be deposited in escrow in accordance with section 2. All such Additional Securities shall be held in and released from escrow on the same terms and conditions as apply to the Securities on which the distribution was paid.

7—Exercise of Other Rights Attaching to Securities

        Subject to any specific restrictions found in this Agreement, the escrow of Securities will not impair any right of a Security Holder to exercise a right attaching to a Security that entitles the Security Holder to purchase or otherwise acquire another security or to exchange or convert a Security into another security.

8—Permitted Transfers Within Escrow

        8.1  Transfers to Directors and Senior Officers. Securities may be transferred within escrow by a Security Holder to an individual who is a current director or senior officer of the Issuer or of a material operating subsidiary of the Issuer, provided that:

  (a)
  the Security Holder provides written notice to the Exchange of the intent to transfer as at a specified date, such notice being provided at least 10 business days and not more than 30 business days prior to the proposed transfer and the Exchange does not provide notice of its objection to the Escrow Agent prior to 10:00 a.m. (Vancouver time) or 11:00 a.m. (Calgary time) on such specified date; and

3

  (b)
  the Escrow Agent first receives:

  (i)
  an Issuer's Certificate stating that the transfer is to a director or senior officer of the Issuer or of a material operating subsidiary of the Issuer in accordance with the terms of this Agreement and the Exchange Policy,

  (ii)
  a transfer power of attorney, duly executed by the transferor, and

  (iii)
  an Acknowledgement signed by the transferee or an amended Agreement reflecting the transfer.

        8.2  Transfer Upon Bankruptcy. In the event of bankruptcy of a Security Holder, the Securities of the Security Holder may be transferred within escrow to the trustee in bankruptcy or other person legally entitled to such Securities, provided that:

  (a)
  the Security Holder provides written notice to the Exchange of the intent to transfer as at a specified date, such notice being provided at least 10 business days and not more than 30 business days prior to the proposed transfer and the Exchange does not provide notice of its objection to the Escrow Agent prior to 10:00 a.m. (Vancouver time) or 11:00 a.m. (Calgary time) on such specified date; and

  (b)
  the Escrow Agent first receives:

  (i)
  a certified copy of either:

  (A)
  the assignment in bankruptcy of the Security Holder filed with the Superintendent of Bankruptcy; or

  (B)
  the receiving order adjudging the Security Holder bankrupt;

  (ii)
  a certified copy of a certificate of appointment of the trustee in bankruptcy;

  (iii)
  a transfer power of attorney, duly executed by the transferor; and

  (iv)
  an Acknowledgement signed by the trustee in bankruptcy or other person legally entitled to the Securities or an amended Agreement reflecting the transfer.

        8.3  Transfer to Certain Plans. Securities may be transferred within escrow by a Security Holder to a registered retirement savings plan ("RRSP") or registered retirement income fund ("RRIF") or subsequently between RRSPs or from an RRSP to an RRIF, provided that:

  (a)
  the Security Holder provides written notice to the Exchange of the intent to transfer as at a specified date, such notice being provided at least 10 business days and not more than 30 business days prior to the proposed transfer and the Exchange does not provide notice of its objection to the Escrow Agent prior to 10:00 a.m. (Vancouver time) or 11:00 a.m. (Calgary time) on such specified date; and

  (b)
  the Escrow Agent first receives:

  (i)
  evidence from the trustee of the RRSP or RRIF, as applicable, stating that, to the best of the trustee's knowledge, the Security Holder is, during the Security Holder's lifetime, the sole beneficiary of the RRSP or RRIF;

  (ii)
  a transfer power of attorney, duly executed by the transferor; and

  (iii)
  an Acknowledgement signed by the trustee of the RRSP or RRIF, as applicable, or an amended Agreement reflecting the transfer.

        8.4  Discretionary Applications. The Exchange may consent to the transfer within escrow of Securities in such other circumstances and on such terms and conditions as it shall determine in its sole

4

discretion. Securities may be transferred within escrow provided that the Escrow Agent receives written notice from the Exchange.

        8.5  Effect of Transfer Within Escrow. Upon completion of a transfer of Securities pursuant to this Section 8, the transferee will be a Security Holder and the Securities transferred will remain in escrow, to be held in and released from escrow on the same terms and conditions as were applicable prior to the transfer.

9—Release of Securities and Securities Certificates

        9.1  Release Schedule. Subject to Sections 10, 11 and 12, Securities will be released from escrow under this Agreement as set out in Schedule B(4).

        9.2  Delivery of Certificates to Security Holder. If a Security Holder wishes to receive a certificate evidencing Securities released or to be released from escrow on a release date set out in Schedule B(3) or B(4), as applicable, the Security Holder will provide written notice to the Escrow Agent to that effect. If the Escrow Agent receives notice from a Security Holder that the Security Holder wishes to receive certificates for released Securities, the Escrow Agent will, as soon as reasonably practicable after the applicable release date or after receipt by the Escrow Agent of the notice from the Security Holder, whichever is later, deliver to or at the direction of the Security Holder, certificates evidencing the Securities released from escrow on the applicable release date.

        9.3  Replacement Securities. Where a Security Holder has, in accordance with Section 9.2, provided notice to the Escrow Agent that the Security Holder wishes to receive a certificate evidencing Securities released or to be released from escrow, and where the relevant certificate held by the Escrow Agent evidences a combination of Securities released from escrow on the applicable release date and Securities that are to remain in escrow, the Escrow Agent, as soon as reasonably practicable after the applicable release date or after receipt by the Escrow Agent of the notice from the Security Holder, whichever is later, shall deliver such certificates to the Issuer or its transfer agent, together with a request that separate replacement certificates be prepared and delivered to the Escrow Agent. Where certificates evidencing Securities are delivered to the Issuer in accordance with the foregoing, the Issuer, as soon as reasonably practicable, shall cause separate replacement certificates to be prepared and delivered to the Escrow Agent. As soon as reasonably practicable after the receipt by the Escrow Agent of the replacement certificates, the Escrow Agent shall deliver, to or at the direction of the Security Holder, all replacement certificates evidencing Securities released from escrow on the applicable release date.

        9.4  Exchange Discretion to Terminate. If the Escrow Agent receives a request from the Exchange to halt or terminate the release of Securities from escrow, then the Escrow Agent shall comply with that request, and shall not release any Securities from escrow unless and until the written consent of the Exchange is received.

        9.5  Discretionary Applications. The Exchange may consent to the release from escrow of Securities in such other circumstances and on such terms and conditions as it shall determine in its sole discretion. Securities may be released from escrow provided that the Escrow Agent receives written notice from the Exchange.

10—Release upon Death

        Upon the death of a Security Holder, the Securities of that Security Holder shall be released from escrow and the Escrow Agent shall deliver all certificates evidencing such Securities to the legal representative of the deceased Security Holder, provided that:

  (a)
  the legal representative of the deceased Security Holder provides written notice to the Exchange of the intent to release the Securities as at a specified date, such notice being

5

    provided at least 10 business days and not more than 30 business days prior to the proposed release and the Exchange does not provide notice of its objection to the Escrow Agent prior to 10:00 a.m. (Vancouver time) or 11:00 a.m. (Calgary time) on such specified date; and

  (b)
  the Escrow Agent first receives:

  (i)
  a certified copy of the death certificate; and

  (ii)
  such evidence of the legal representative's status that the Escrow Agent may reasonably require.

11—Take-Over Bid or Other Transaction

        11.1 Deliveries to Escrow Agent. A Security Holder who wishes to tender Securities (the "Tendered Securities") to a bona fide formal take-over bid, plan of arrangement, amalgamation, merger or similar transaction (a "Transaction") shall deliver to the Escrow Agent:

  (a)
  a written direction signed by the Security Holder (a "Direction") that directs the Escrow Agent to deliver to a specified person (the "Depositary") either:

  (i)
  certificates evidencing the Tendered Securities; or

  (ii)
  where the Security Holder has provided the Escrow Agent with a notice of guaranteed delivery or similar notice of the Security Holder's intent to tender the Tendered Securities to the Transaction, that notice;

  (b)
  a letter of transmittal or similar document;

  (c)
  where required, transfer power of attorney duly executed by the transferor;

  (d)
  the written consent of the Exchange;

  (e)
  any other documentation required to be delivered to the Depositary under the terms of the Transaction; and

  (f)
  such other information concerning or evidence of the Transaction that the Escrow Agent may reasonably require.

        11.2 Deliveries to Depositary. Forthwith after its receipt of the information and documentation specified in subsection 11.1, the Escrow Agent shall deliver to the Depositary, in accordance with the Direction, the documentation specified or provided under clause 11.1(a), together with a letter addressed to the Depositary that:

  (a)
  identifies the Tendered Securities;

  (b)
  states that the Tendered Securities are held in escrow;

  (c)
  states that the Tendered Securities are delivered only for the purposes of the Transaction and that the Tendered Securities will be released from escrow only upon receipt by the Escrow Agent of the information and documentation described in subsection 11.3;

  (d)
  where certificates for Securities have been delivered to the Depositary, requires the Depositary to return to the Escrow Agent, as soon as practicable, the certificates evidencing Securities that are not releasable from escrow as described in clause (c) above; and

  (e)
  where applicable, requires the Depositary to deliver or cause to be delivered to the Escrow Agent, as soon as practicable, certificates representing Additional Securities acquired by the Security Holder under the Transaction.

6

        11.3 Release of Securities. Tendered Securities shall be released from escrow under this section provided that:

  (a)
  the Issuer or Security Holder provides written notice to the Exchange of the intent to release the Tendered Securities as at a specified date, such notice being provided at least 10 business days and not more than 30 business days prior to the proposed release and the Exchange does not provide notice of its objection to the Escrow Agent prior to 10:00 a.m. (Vancouver time) or 11:00 a.m. (Calgary time) on such specified date;

  (b)
  the Escrow Agent first receives a declaration signed by the Depositary or, if the Direction identifies the Depositary as acting on behalf of another person in respect of the Transaction, by that other person, stating that:

  (i)
  the terms and conditions of the Transaction have been met; and

  (ii)
  the Tendered Securities have either been taken up and paid for or are subject to an unconditional obligation to be taken up and paid for under the Transaction.

        11.4 Exchange of Securities. The Escrow Agent shall hold any Additional Securities acquired by a Security Holder under a Transaction in escrow on the same terms and conditions as applied to the Securities for which they were exchanged or substituted, or for which they constituted consideration.

12—Early Release / Conditions of Release

        The provisions of Schedule B(4), "Tier 1 Surplus Security Escrow Agreement," a copy of which is attached to this Agreement, are incorporated into and form part of this Agreement.

13—Escrow Agent has no Responsibility after Release

        The Escrow Agent shall have no further responsibility for Securities that have been delivered to or at the direction of the Security Holder in accordance with the terms of this Agreement.

14—Release, Undertaking not to Sue, and Indemnity

        14.1 In this section,

  (a)
  "Act or Omission" means any good-faith act or omission that is in any way connected with this Agreement, and includes:

  (i)
  the performance, and non-performance, of duties under this Agreement;

  (ii)
  the exercise of discretion, and failure to exercise discretion, in connection this Agreement;

  (iii)
  the interpretation of this Agreement, or of any law, policy (including the Exchange Policy), rule, regulation or order; and

  (iv)
  the enforcement of, and failure to enforce, this Agreement.

  (b)
  "Escrow Agent" includes the directors, officers, employees, assigns and insurers of the Escrow Agent, and

  (c)
  "Exchange" includes the directors, governors, officers, employees, assigns and insurers of the Exchange.

        14.2 The Security Holders and the Issuer, jointly and severally:

  (a)
  release, indemnify and save harmless the Escrow Agent from all costs (including legal costs), charges, claims, demands, damages, losses and expenses incurred by the Escrow Agent

7

    resulting from the Escrow Agent's performance, in good faith, of its duties under this Agreement;

  (b)
  agree not to make or bring a claim or demand, or commence any action, against the Escrow Agent in respect of its performance in good faith of its duties under this Agreement; and

  (c)
  agree to indemnify and save harmless the Escrow Agent from all costs (including legal costs) and damages that the Escrow Agent incurs or is required by law to pay as a result of any person's claim, demand, or action in connection with the Escrow Agent's good faith performance of the Escrow Agent's duties under this Agreement.

        14.3 The Security Holders and the Issuer, jointly and severally:

  (a)
  release, indemnify and save harmless the Exchange from all costs (including legal costs), charges, claims, demands, damages, losses and expenses incurred by the Exchange;

  (b)
  agree not to make or bring a claim or demand, or commence any action, against the Exchange; and

  (c)
  agree to indemnify and save harmless the Exchange from all costs (including legal costs) and damages that the Exchange incurs or is required by law to pay as a result of any person's claim, demand, or action, arising from any and every Act or Omission committed or omitted by the Exchange, even if said Act or Omission was grossly negligent, or constituted a fundamental breach of the terms of this Agreement or any other agreement.

15—Responsibility for Furnishing Information

        The Escrow Agent shall bear no responsibility for seeking, obtaining, compiling, preparing or determining the accuracy of, any information or document that must be received by the Escrow Agent as a condition under this Agreement to a release of Securities from escrow or a transfer of Securities within escrow. The Exchange shall bear no responsibility for seeking, obtaining, compiling, preparing or determining the accuracy of, any information or document that must be or is received by the Exchange as a condition under this Agreement or any Exchange Requirement to a release of Securities from escrow or a transfer of Securities within escrow.

16—Resignation or Termination of Escrow Agent

        16.1 The Escrow Agent may resign by providing written notice of resignation to the Issuer.

        16.2 The Issuer may terminate the services of the Escrow Agent under this Agreement by providing written notice of termination to the Parties.

        16.3 The resignation or termination of the Escrow Agent shall be effective, and the Escrow Agent shall cease to be bound by this Agreement:

  (a)
  60 days after the date of receipt by the Escrow Agent or Issuer, as applicable, of a notice referred to in subsections 16.2 or 16.3; or

  (b)
  upon such date as may be mutually agreed to by the Escrow Agent and the Issuer,

provided that the resignation or termination date must not be less than 10 business days before a release date set forth in subsection 9.1.

        16.4 If the Escrow Agent resigns or is terminated, the Issuer shall be responsible for ensuring that the Escrow Agent is replaced not later than the resignation or termination date.

8

        16.5 The Issuer's appointment of a replacement escrow agent shall be binding on the Issuer and the Security Holders.

17—Notices

        17.1 Documents delivered to a Party's Address for Notice shall be considered to have been received:

  (a)
  on the next business day following the date of transmission, if delivered by telecopier;

  (b)
  on the date of physical delivery, if delivered by hand or by prepaid courier; or

  (c)
  five business days after the date of mailing, if delivered by mail.

        17.2 The Address for Notice

  (a)
  of the Escrow Agent is [Name, address, contact person, telecopier number];

  (b)
  of the Issuer is [Name, address, contact person, telecopier number]; and

  (c)
  of a Security Holder is the applicable Address for Notice noted in Schedule A.

        17.3 The Issuer and the Escrow Agent may change their respective Addresses for Notice by delivering written notice to all other Parties of such change.

        17.4 A Security Holder may change his or her Address for Notice, and Schedule A shall be deemed to have been amended accordingly, by delivering written notice of such change to the Issuer and to the Escrow Agent.

        17.5 A change in a Party's Address for Notice shall not be effective with respect to another Party until that other Party has received written notice of the change.

        17.6 A Party shall not effect a delivery by mail if the Party is aware of an actual or impending disruption of postal service.

18—Enforcement by Third Parties

        The Issuer enters this Agreement both on its own behalf and as trustee for the Exchange and the security holders of the Issuer, and this Agreement may be enforced by either the Exchange, or the security holders of the Issuer, or both.

19—Time

        Time is of the essence of this Agreement.

20—Governing Laws

        This Agreement shall be construed in accordance with and governed by the laws of the Province of British Columbia and the laws of Canada applicable therein.

21—Counterparts

        This Agreement may be executed by facsimile and in two or more counterparts, each of which will be deemed to be an original and all of which will constitute one agreement.

22—Language

        Singular expressions used in this Agreement shall be deemed to include the plural, and plural expressions the singular, where required by the context.

9

23—Enurement

        This Agreement will enure to the benefit of and be binding upon the Parties and their heirs, executors, administrators, successors and permitted assigns.

24—Issuer's Certificate

        The signing authority of the director or officer of the Issuer who signs an Issuer's Certificate shall be evidenced by a certified copy of a resolution of the board of directors of the Issuer, which resolution shall be attached to the Issuer's Certificate.

25— Entire Agreement

        This Agreement, including the Schedules attached hereto, constitute the entire understanding between the Parties with respect to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, between the Parties and there are no warranties, representations or other agreements between the parties in connection with this Agreement, except as specifically set forth herein.

26—Termination, Amendment, and Waiver of Agreement

        26.1 Subject to subsection 26.3, this Agreement shall only terminate

  (a)
  with respect to all the Parties,

  (i)
  as specifically provided in this Agreement;

  (ii)
  subject to subsection 26.2, upon the agreement of all Parties; or

  (iii)
  when the Securities of all Security Holders have been released from escrow pursuant to this Agreement; and

  (b)
  with respect to a Party,

  (i)
  as specifically provided in this Agreement; or

  (ii)
  if the Party is a Security Holder, when all of the Security Holder's Securities have been released from escrow pursuant to this Agreement.

        26.2 An agreement to terminate this Agreement pursuant to subclause 26.1(a)(ii) shall not be effective unless and until the agreement to terminate

  (a)
  is evidenced by a memorandum in writing signed by all Parties;

  (b)
  has been consented to in writing by the Exchange; and

  (c)
  has been approved by a majority of security holders of the Issuer who are not Security Holders.

        26.3 Notwithstanding any other provision in this Agreement, the obligations set forth in section 14 shall survive the termination of this Agreement.

        26.4 No amendment or waiver of this Agreement or any part of this Agreement shall be effective unless the amendment or waiver:

  (a)
  is evidenced by a memorandum in writing signed by all Parties;

  (b)
  has been approved in writing by the Exchange; and

  (c)
  has been approved by a majority of security holders of the Issuer who are not Security Holders.

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        26.5 No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision (whether similar or not), nor shall any waiver constitute a continuing waiver, unless expressly provided.

27—Severance of Illegal Provision

        Any provision or part of a provision of this Agreement determined by a court of competent jurisdiction to be invalid, illegal or unenforceable shall be deemed stricken to the extent necessary to eliminate any invalidity, illegality or unenforceability, and the rest of the Agreement and all other provisions and parts thereof shall remain in full force and effect and be binding upon the parties hereto as though the said illegal and/or unenforceable provision or part thereof had never been included in this Agreement.

28—Further Assurances

        The Parties will execute and deliver any further documents and perform any further acts necessary to carry out the intent of this Agreement.

29—Remuneration of Escrow Agent

        29.1 The Issuer shall pay the Escrow Agent reasonable remuneration for services provided by the Escrow Agent under this Agreement.

        29.2 The Issuer shall reimburse the Escrow Agent for reasonable disbursements incurred by the Escrow Agent in providing services under this Agreement.

THE PARTIES HAVE EXECUTED AND DELIVERED this Agreement as of the date set out above.

The Corporate/Common Seal of Pacific	)	Pacific Corporation Trust (Escrow Agent):
Corporation Trust Company, as Escrow	)
Agent, was affixed in the presence of	)
)
This Agreement was signed by an authorized	)	Jones Soda Co. (Issuer):
officer of Jones Soda Co. in the presence of	)
)
This Agreement was signed by [Security Holder]	)	Security Holders:
in the presence of:	)
)
)
)
)
)
)
)
) ) )

11

SCHEDULE A—ESCROW AGREEMENT

Security Holder

Name:

Signature:

Address for Notice:

Securities Held:

Class and Type (i.e. Value Securities or Surplus Securities)	Number	Certificate(s) (if applicable)

[To be completed for each Security Holder]

Schedule A

SCHEDULE B(4)—TIER 1 SURPLUS SECURITY ESCROW AGREEMENT
RELEASE OF SECURITIES

Timed Release

Release Dates	Percentage of Total Escrowed Securities to be Released	Total Number of Escrowed Securities to be Released
[Insert date of Exchange Notice]	0%
[Insert date 6 months following Exchange Notice]	5%
[Insert date 12 months following Exchange Notice]	5%
[Insert date 18 months following Exchange Notice]	5%
[Insert date 24 months following Exchange Notice]	5%
[Insert date 30 months following Exchange Notice]	10%
[Insert date 36 months following Exchange Notice]	10%
[Insert date 42 months following Exchange Notice]	10%
[Insert date 48 months following Exchange Notice]	10%
[Insert date 54 months following Exchange Notice]	10%
[Insert date 60 months following Exchange Notice]	10%
[Insert date 66 months following Exchange Notice]	10%
[Insert date 72 months following Exchange Notice]	10%

TOTAL	100%

Conditions of Release

1.
The Securities were issued by the Issuer to the Security Holders in consideration for the acquisition by the Issuer of [describe assets] (the "Assets").

2.
The Escrow Agent shall not release Securities from escrow on a release date specified in this Schedule B(4) unless the Escrow Agent has received, within the 15 days prior to the release date, a certificate from the Issuer that:

(a)
is signed by two directors or officers of the Issuer;

(b)
is dated not more than 30 days prior to the release date;

(c)
states that the Assets were included as assets on the balance sheet of the Issuer in the most recent financial statements filed by the Issuer with the Exchange; and

Schedule B(4)

  (d)
  states that the Issuer has no reasonable knowledge that the Assets will not be included as assets on the balance sheet of the Issuer in the next financial statements to be filed by the Issuer with the Exchange.

3.
If, at any time during the term of this Agreement, the Escrow Agent is prohibited from releasing Securities on a release date specified in this Schedule B(4) by operation of section 2 of this Schedule B(4), then the Escrow Agent shall not release any further Securities from escrow without the written consent of the Exchange.

4.
If, by operation of this Schedule B(4), the Escrow Agent does not release Securities from escrow for a period of five years, then:

(a)
the Escrow Agent shall deliver a notice to the Issuer, and shall include with the notice any certificates possessed by the Escrow Agent which evidence the Securities; and

(b)
the Issuer and the Escrow Agent shall take such action as is necessary to cancel the Securities.

5.
For the purposes of cancellation of Securities under this section, each Security Holder irrevocably appoints the Escrow Agent as his or her attorney, with authority to appoint substitute attorneys, as necessary.

  Schedule B(4)

EXHIBIT B

JONES SODA CO.

2002 STOCK OPTION PLAN

SECTION 1. PURPOSE

        The purpose of this 2002 Stock Option Plan (the "Plan") is to enhance the long-term shareholder value of Jones Soda Co., a Washington corporation (the "Company"), by offering opportunities to employees, directors, officers, consultants, agents, advisors and independent contractors of the Company and its Subsidiaries (as defined in Section 2) to share in its growth and success, to encourage them to remain in the service of the Company and its Subsidiaries and to participate in the ownership of the Company.

SECTION 2. DEFINITIONS

        For purposes of the Plan, the following terms shall be defined as set forth below:

        "Board" means the Board of Directors of the Company.

        "Cause" means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information, trade secrets or intellectual property, or conviction or confession (including a plea of no contest) of a crime punishable by law (except minor violations), or conduct that adversely affects the Company's business or reputation, in each case as determined by the Plan Administrator in its sole discretion, and its determination as to whether an action constitutes Cause shall be conclusive and binding.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        "Common Stock" means the Company common stock, no par value per share.

        "Corporate Transaction" means any of the following events:

          (a)  Consummation of any merger or consolidation of the Company in which the Company is not the continuing or surviving corporation, or pursuant to which shares of the Common Stock are converted into cash, securities or other property, if following such merger or consolidation the holders of the Company's outstanding voting securities immediately prior to such merger or consolidation own less than 50% of the outstanding voting securities of the surviving corporation;

          (b)  Consummation of any sale, lease, exchange or other transfer in one transaction, or a series of related transactions, of all or substantially all of the Company's assets other than a transfer of the Company's assets to a majority-owned subsidiary corporation of the Company; or

          (c)  Approval by the holders of the Common Stock of any plan or proposal for the liquidation or dissolution of the Company.

        Ownership of voting securities shall take into account and shall include ownership as determined by applying Rule 13d-3(d)(1)(i) (as in effect on the date of adoption of the Plan) under the Exchange Act.

        "Disability" means "disability" as that term is defined for purposes of Section 22(e)(3) of the Code. As of the date of adoption of this Plan, such terms means the inability to engage in any substantial gainful activity by reason of any medically determinable mental or physical impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

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        "Employee" means any person, including officers and directors, employed by the Company (or one of its parent corporations or subsidiary corporations), with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Plan Administrator in its discretion, subject to any requirements of the Code. For purposes of this provision, "parent corporation" and "subsidiary corporation" shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

        "Exchange Act""means the Securities Exchange Act of 1934, as amended.

        "Fair Market Value" shall be the fair market value of the Common Stock, as of any date, as determined by the Plan Administrator as follows:

          (a)  if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market tier of The Nasdaq Stock Market ("Nasdaq"), the Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange, or the system or exchange with the greatest volume of trading in Common Stock, for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Plan Administrator deems reliable;

          (b)  If the Common Stock is quoted on the Nasdaq system (but not on the National Market tier thereof), on the OTC Bulletin Board, the TSX Venture Exchange or regularly quoted by a recognized securities dealer but selling prices are not reported (or if reported or quoted on more than one such exchange, then such exchange as determined by the Plan Administrator), its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Plan Administrator deems reliable; or

          (c)  In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Plan Administrator.

        "Grant Date" means the date the Plan Administrator adopted the granting resolution or a later date designated in a resolution of the Plan Administrator as the date an Option is to be granted.

        "Holder" means (a) the person to whom an Option is granted, (b) for a Holder who has died, the personal representative of the Holder's estate, the person(s) to whom the Holder's rights under the Option have passed by will or by the applicable laws of descent and distribution, or the beneficiary designated in accordance with Section 11, or (c) the person(s) to whom an Option has been transferred in accordance with Section 11.

        "Incentive Stock Option" means an Option granted with the intention that it qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

        "Nonqualified Stock Option" means an Option other than an Incentive Stock Option.

        "Option" means the right to purchase Common Stock granted under Section 6.

        "Plan Administrator" means the Board or any committee of the Board designated to administer the Plan under Section 3.1.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Subsidiary" (except as provided in the definition of "Employee" above) means any entity that is directly or indirectly controlled by the Company or in which the Company has a significant ownership interest, as determined by the Plan Administrator, and any entity that may become a direct or indirect parent of the Company.

        "Successor Corporation" has the meaning set forth under Section 10.2.

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SECTION 3. ADMINISTRATION

3.1    Plan Administrator

          (a)  The Plan shall be administered by the Board, or a committee or committees (which term includes subcommittees) appointed by, and consisting of two or more members of, the Board. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible persons to different committees consisting of two or more members of the Board, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

          (b)  If, and so long as, the Company has a class of equity securities registered under Section 12 of the Exchange Act, the Board shall consider in selecting the Plan Administrator and the membership of any committee acting as Plan Administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code and (b) "nonemployee directors" as contemplated by Rule 16b-3 under the Exchange Act.

        3.2  Administration and Interpretation by the Plan Administrator. Subject to the express provisions of the Plan, the Plan Administrator shall have the exclusive authority, in its sole discretion, to determine all matters relating to Options granted under the Plan, including, without limitation, the selection of individuals to be granted Options, the number of shares of Common Stock subject to an Option, all terms, conditions, restrictions and limitations, if any, of an Option and the terms of any document or agreement that evidences the Option, the Fair Market Value and the exercise price of the Option, the term, whether such Options shall be immediately exercisable or shall become exercisable in increments over time, and all other terms and conditions thereof, and to make all other determinations necessary or advisable in the administration of the Plan. The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, amend and rescind, rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations and the terms of any Option, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company's officers as it so determines.

        3.3  Replacement of Options. Without limiting the authority granted to the Plan Administrator under Section 3.2, the Plan Administrator, in its sole discretion, shall have the authority, among other things, to (a) grant Options subject to the condition that Options previously granted at a higher or lower exercise price under the Plan be canceled or exchanged in connection with such grant (the number of shares covered by the new Options, the exercise price, the term and the other terms and conditions of the new Option, shall be determined in accordance with the Plan and may be different from the provisions of the canceled or exchanged Options), and (b) amend or modify outstanding and unexercised Options, with the consent of the Holder, to, among other things, reduce the exercise price per share, establish the exercise price at the then-current Fair Market Value or accelerate or defer the exercise date, vesting schedule or expiration date of any Option.

SECTION 4. STOCK SUBJECT TO THE PLAN

        The stock subject to this Plan shall be Company Common Stock. The maximum aggregate number of shares of Common Stock reserved for issuance upon exercise of Options granted under this Plan shall not exceed the sum of (A) 1,500,000 shares, plus (B) an annual increase to be effected on the first day of each of the Company's fiscal years beginning on January 1, 2003 through and including January 1, 2012 equal to the lesser of (x) 250,000 shares (which sum shall be subject to adjustment pursuant to Section 10.1) and (y) such amount as determined by the Board of Directors from time to time. Notwithstanding the foregoing, in no event shall the number of shares available under this Plan

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be increased to the extent such increase, in addition to the number of shares available for issuance under all other employee or director stock plans, would result in the total number of shares then available for issuance under all employee or director stock plans exceeding 20% of the outstanding shares of the Company on the first day of the applicable fiscal year.

        Shares issued under this Plan shall be drawn from authorized and unissued shares of Common Stock. If any Option granted under this Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such Option shall be returned to the Plan and become available for issuance in connection with future grant of Options under the Plan.

SECTION 5. ELIGIBILITY

        Options may be granted under the Plan only to persons who are, as of the Grant Date, officers, directors, Employees, consultants, agents, advisors and independent contractors of the Company and/or its Subsidiaries, as the Plan Administrator from time to time selects. To the extent required for compliance with the policies of the TSX Venture Exchange applicable to the Company, in connection with the grant of options to any officer, employee or consultant, the resolutions of the Plan Administrator shall include a representation that such optionee is a bona fide officer, employee or consultant of the Company. In granting Options to consultants, agents, advisors and independent contractors, the Plan Administrator may give consideration to the requirements set forth in Rule 701 promulgated under the Securities Act. A member of the Board may be eligible to participate in or receive or hold Options under this Plan; provided, however, that no member of the Board shall vote with respect to the granting of an Option to himself or herself.

SECTION 6. GRANTS OF OPTIONS

        6.1  Form and Grant of Options. The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Options to be made under the Plan, whether Incentive Stock Options or Nonqualified Stock Options, which shall be appropriately designated. Options may be granted singly or in combination. An eligible person may receive one or more grants of Options as the Plan Administrator shall from time to time determine, and such determinations may be different as to different Holders and may vary as to different grants, even when made simultaneously.

        6.2  Terms and Conditions of Options; Written Agreements. Options granted under this Plan shall be evidenced by written agreements which shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and which are not inconsistent with this Plan. Each option agreement shall clearly indicate whether the Option granted thereby is an Incentive Stock Option or a Nonqualified Stock Option. Notwithstanding the foregoing, all such agreements evidencing Options shall include or incorporate by reference the following terms and conditions: number of shares, exercise price, vesting schedule, term and termination.

        6.3  Number of Shares; Per-Participant Limit. The maximum number of shares that may be purchased pursuant to the exercise of each Option shall be as established by the Plan Administrator. Provided, however, to the extent required for compliance with the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code and/or as required for compliance with the policies of the TSX Venture Exchange applicable to the Company, the Plan Administrator shall not grant Options to any person in any one fiscal year of the Company in an amount that exceeds, in the aggregate, the lesser of (A) 1,000,000 shares of Common Stock or (B) five percent of the total number of issued and outstanding shares of Common Stock as of the date of grant (subject to adjustment as provided in Section 10).

        6.4  Option Exercise Price. The price per share at which an Option is exercisable shall be as established by the Plan Administrator, provided that the exercise price for any Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date

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(subject further to Section 8.2 below). The exercise price of Nonqualified Stock Options shall be not less than 85% of the Fair Market Value of the Common Stock on the Grant Date.

        6.5  Term of Options. Subject to the restrictions contained in Sections 8.2 and 9, the term of each Option shall be as established by the Plan Administrator or, if not so established, shall be ten years from the Grant Date; provided, however that to the extent required by the policies of the TSX Venture Exchange applicable to the Company, the maximum term for any Option shall not exceed five years.

        6.6  Vesting / Exercisability of Options. The Plan Administrator shall establish and set forth in each agreement that evidences an Option the time at which or the installments in which, if any, the Option shall vest and become exercisable. To the extent required by the policies of the TSX Venture Exchange applicable to the Company, the minimum vesting period for Options shall be over a period of not less than 18 months. In the absence of a defined vesting schedule in the agreement evidencing the Option, the Option covered by such agreement will vest and become exercisable over a period of 18 months from the Grant Date at the following rate: 25% shall vest on the Grant Date and an additional 25% shall vest on each six month anniversary of the Grant Date. The Plan Administrator, in its absolute discretion, may waive or accelerate any vesting requirement contained in outstanding and unexercised Options.

        6.7  Acquired Company Options. Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Options under the Plan in substitution for options granted under other plans, or assume under the Plan options granted under other plans, if the other plans are or were plans of other acquired entities ("Acquired Entities") (or the parent of the Acquired Entity) and the new option is substituted, or the old option is assumed, by reason of a merger, consolidation, acquisition of property or of stock, reorganization or liquidation (the "Acquisition Transaction"). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and such agreement sets forth the terms and conditions of the substitution for or assumption of outstanding options of the Acquired Entity, such terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such Options shall be deemed to be Holders.

SECTION 7. EXERCISE OF OPTIONS

        Options shall be exercised in accordance with the following terms and conditions:

        7.1  Procedure. To the extent that an Option has vested and is currently exercisable, an Option may be exercised from time to time by written notice to the Company, in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised and accompanied by payment in full of the exercise price as described in Section 7.2. The Plan Administrator may determine at any time that an Option may not be exercised as to less than 100 shares at any one time (or the lesser number of remaining shares covered by the Option). Only whole shares shall be issued pursuant to the exercise of any Option.

        7.2  Payment of Exercise Price.

          (a)  The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares being purchased. Such consideration must be paid in any combination of cash and/or bank-certified or cashier's check (or personal check if determined acceptable by the Plan Administrator in its sole discretion), either at the time the Option is granted or within three days after notice of exercise is tendered to the Company.

          (b)  In addition, to the extent permitted by the Plan Administrator in its sole discretion, the exercise price for shares purchased under an Option may be paid, either singly or in combination

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  with one or more of the alternative forms of payment authorized by this Section 7.2, by (y) delivery of a full-recourse promissory note or (z) such other consideration as the Plan Administrator may permit. The terms of any such promissory note, including the interest rate, terms of and security for repayment, and maturity, will be subject to the Plan Administrator's discretion. Any such promissory note shall bear interest at a rate specified by the Plan Administrator but in no case less than the rate required to avoid imputation of interest (taking into account any exceptions to the imputed interest rules) for federal income tax purposes.

          (c)  If and so long as the Common Stock is registered under Section 12 of the Exchange Act, then, to the extent permitted by applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations) and unless the Plan Administrator determines otherwise, an Option also may be exercised by (a) delivery of shares of Common Stock (which shares, if tendered by an affiliate of the Company, shall have been held by the Holder for at least six months) having a Fair Market Value equal to the aggregate exercise price (such payment in stock may occur in the context of a single exercise of an option or successive and simultaneous exercises, sometimes referred to as "pyramiding," which provides that, rather than physically exchanging certificates for a series of exercises, bookkeeping entries will be made pursuant to which the Holder is permitted to retain his existing stock certificate and a new stock certificate is issued for the net shares), or (b) delivery of a properly executed exercise notice together with irrevocable instructions to (i) a brokerage firm acceptable to the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with such exercise, and (ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the requirements of the Federal Reserve Board.

        7.3  Withholding Tax Requirements. The Company may require the Holder to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to the grant, vesting or exercise of any Option. Upon exercise of an Option, the Holder shall, upon notification of the amount due and prior to or concurrently with the delivery of the certificates representing the shares, pay to the Company all amounts necessary to satisfy applicable federal, state and local withholding tax requirements or shall otherwise make arrangements satisfactory to the Company for such requirements. If permitted by the Plan Administrator and subject to applicable law, such arrangements may include payment of the appropriate withholding tax, in whole or in part, by delivery of shares of stock of the Company having a Fair Market Value equal to such withholding tax, either through delivery of shares held by the Holder or by reduction in the number of shares to be delivered to the Holder upon exercise of such Option. The Company shall have the right to withhold from any shares of Common Stock issuable pursuant to an Option an amount equal to such taxes. In no event shall the Company issue shares of Common Stock upon exercise of an Option unless the Holder makes sufficient payment, as determined by the Company, to meet withholding tax obligations on such exercise or other arrangements satisfactory to the Plan Administrator to provide for such payment.

        7.4  Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to shares of Common Stock acquired on exercise of an Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon proper exercise of the Option and payment in full of the aggregate exercise price. In the event that the exercise of an Option is treated in part as the exercise of a Nonqualified Stock Option (pursuant to the provisions of Section 8.1), the Company shall issue a stock certificate evidencing the shares treated as acquired upon the exercise of an Incentive Stock Option and a separate stock certificate evidencing the shares treated as acquired upon the exercise of a Nonqualified Stock Option,

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and shall identify each such certificate accordingly in its stock transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of this Plan.

SECTION 8. LIMITATIONS ON INCENTIVE STOCK OPTIONS

        To the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

        8.1  Limitation on Amount of Grants to any one Holder. To the extent that a Holder is granted Incentive Stock Options that in the aggregate (together with all other Incentive Stock Options granted by the Company or Subsidiaries to such Holder under this Plan and any other stock option plans of the Company) entitle the Holder to purchase, in any calendar year during which such Options first become exercisable, Common Stock having a Fair Market Value (determined as of the Grant Date) in excess of $100,000, such portion of the Options in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Holder holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

        8.2  Grants to 10% Shareholders. Incentive Stock Options may be granted to a person who, at the time the option is granted, owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary only if (a) the exercise price per share shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date, and (b) the Option term shall not exceed five years from the Grant Date. The determination of 10% ownership shall be made by the Plan Administrator, in accordance with Section 422 of the Code.

        8.3  Eligible Persons. Only persons who are Employees may receive Incentive Stock Options. Persons who are not Employees may not be granted Incentive Stock Options and will only be eligible to receive Nonqualified Stock Options.

        8.4  Term. The term of an Incentive Stock Option shall not exceed 10 years.

        8.5  Exercisability. To qualify for Incentive Stock Option tax treatment, an Option designated as an Incentive Stock Option must be exercised within three months after termination of employment for reasons other than death, except that, in the case of termination of employment due to Disability, such Option must be exercised within one year after such termination. Employment shall not be deemed to continue beyond the first 90 days of a leave of absence unless the Holder's reemployment rights are guaranteed by statute or contract.

        8.6  Taxation of Incentive Stock Options. In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Holder must hold the shares issued upon the exercise of an Incentive Stock Option for (a) at least two years after the Grant Date of the Incentive Stock Option and (b) at least one year from the date of exercise. The Plan Administrator may require a Holder to give the Company prompt notice of any disposition of shares acquired upon exercise of an Incentive Stock Option which occurs prior to the expiration of such holding periods. A Holder may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option.

SECTION 9. TERMINATION, DISABILITY AND DEATH

        9.1  General. The Plan Administrator shall establish and set forth in each agreement that evidences an Option whether the Option will continue to be exercisable, and the terms and conditions of such exercise, if a Holder ceases to be employed by, or to provide services to, the Company or its Subsidiaries, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the agreement evidencing the Option, the Option will be exercisable according to the

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following terms and conditions, which may be waived or modified by the Plan Administrator at any time:

          (a)  Termination other than Death, Disability or Cause. In case of termination of the Holder's employment or services other than by reason of death, disability or Cause, the Holder may exercise his or her Options at any time prior to the expiration of 90 days after the date the Holder ceases to be an employee, director, officer, consultant, agent, advisor or independent contractor of the Company or a Subsidiary (but in no event later than the remaining term of the Option), but only if and to the extent the Holder was entitled to exercise the option at the date of such termination. A transfer of employment or services between or among the Company and its Subsidiaries shall not be considered a termination of employment or services. The effect of a Company-approved leave of absence on the terms and conditions of an Option shall be determined by the Plan Administrator, in its sole discretion.

          (b)  Disability. In case of termination of the Holder's employment or services by reason of the Holder's Disability, the Holder (or personal representative) may exercise his or her Options at any time prior to the expiration of one year (or, to the extent required by the policies of the TSX Venture Exchange applicable to the Company, 90 days) after the date of such termination (but in no event later than the remaining term of the Option), but only if and to the extent the Holder was entitled to exercise the option at the date of such termination.

          (c)  Death. In the event of the death of a Holder, any Options held may be exercised at any time on or prior to the expiration of one year after the date of death (but in no event later than the remaining term of the Option), but only if and to the extent the Holder was entitled to exercise the option at the date of his or her death, and only by the Holder's personal representative (if then subject to administration as part of the Holder's estate) or by the person(s) to whom the Holder's rights under the Option shall have passed by will or by the applicable laws of descent and distribution or by Holder's Permitted Transferee.

          (d)  Cause. In case of termination of the Holder's employment or services for Cause, all Options held by Holder or his or her Permitted Transferee shall automatically terminate upon first notification to the Holder of such termination, unless the Plan Administrator determines otherwise. If a Holder's employment or services with the Company are suspended pending an investigation of whether the Holder shall be terminated for Cause, all the Holder's rights under any Option likewise shall be suspended during the period of investigation.

        9.4  Waiver or Extension of Time Periods. The Plan Administrator shall have the authority, prior to or within the times specified in this Section 9 for the exercise of any such Option, to extend such time period or waive in its entirety any such time period to the extent that such time period expires prior to the expiration of the term of such option. In addition, the Plan Administrator may modify or eliminate the time periods specified in this Section 9 with respect to particular Option grants. However, no Incentive Stock Option may be exercised after the expiration of ten years from the date such option is granted. If a Holder holding an Incentive Stock Option exercises such Option, by express permission of the Plan Administrator, after the expiration of the time periods specified in this Section 9, the Option will no longer be treated as an Incentive Stock Option under the Code and shall automatically be converted into a Nonqualified Stock Option.

        9.5  Termination of Options. Any portion of an Option that is not vested and exercisable on the date of termination of the Holder's employment or services shall terminate on such date, unless the Plan Administrator determines otherwise. In addition, to the extent that any Options of any Holder whose employment or services have terminated shall not have been exercised within the limited periods prescribed in this Section 9, the Options and all further rights to purchase shares pursuant to such Options shall cease and terminate at the expiration of such period.

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        9.6  No Employment Rights. Nothing in this Plan or any Option or right granted pursuant hereto shall confer upon any Holder any right to be continued in the employment or service of the Company or any Subsidiary, or to remain a director thereof or a consultant thereto, or to interfere in anyway with the right of the Company or any Subsidiary, in its sole discretion, to terminate such Holder's employment or service at any time or to remove the Holder as a director or consultant at any time.

SECTION 10. ADJUSTMENTS

        10.1 Adjustments Upon Changes in Capitalization. In the event that, at any time or from time to time, a stock dividend, stock split, reverse stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend, or other similar change in the Company's corporate or capital structure results in either (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation, or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and kind of securities subject to the Plan as set forth in Section 4.1, and (ii) the number and kind of securities that are subject to any outstanding Option and the per share price of such securities (but without any change in the aggregate price to be paid therefore). Notwithstanding the foregoing, a Corporate Transaction shall not be governed by this Section 10.1 but shall be governed by Section 10.2.

        10.2 Adjustments upon a Corporate Transaction. Except as otherwise provided in the agreement that evidences the Option, in the event of any Corporate Transaction, each Option that is at the time outstanding shall automatically accelerate so that each such Option shall, immediately prior to the specified effective date for the Corporate Transaction, become 100% vested and exercisable. Such Option shall not so accelerate, however, if and to the extent that such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof (the "Successor Corporation") or to be replaced with a comparable option for the purchase of shares of the capital stock of the Successor Corporation. The determination of Option comparability shall be made by the Plan Administrator, and its determination shall be conclusive and binding. Upon the consummation of any Corporate Transaction, all outstanding Options that have not been exercised and that are not assumed shall immediately and automatically terminate.

        10.3 Further Adjustment of Options. Subject to Section 10.2, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to Holders, with respect to Options. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Options so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Plan Administrator may take such actions with respect to all Holders, to certain categories of Holders or only to individual Holders. The Plan Administrator may take such action before or after granting Options to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action.

        10.4 No Fractional Shares. In the event of any adjustment in the number of shares covered by any option, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

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        10.5 Determination of Plan Administrator to be Final. All adjustments made pursuant to this Section 10 shall be made by the Plan Administrator and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

        10.6 Limitations. The grant of Options will in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

SECTION 11. RESTRICTIONS ON TRANSFERABILITY

        11.1 Options granted under this Plan and the rights and privileges conferred hereby shall not be subject to execution, attachment or similar process and may not be assigned, alienated, pledged, sold, or transferred in any manner (whether by operation of law or otherwise) other than by will or by the laws of descent and distribution.

        11.2 Notwithstanding Section 11.1 above, in the case of a Nonqualified Stock Option, a Holder may transfer such Option either (a) pursuant to a "domestic relations order" (as defined in Section 414 of the Code or Section 206 of the Employment Retirement Income Security Act, or the rules thereunder), or (b) by transfer without the receipt of consideration by a Holder, subject to such rules as the Plan Administrator may adopt to preserve the purposes of the Plan (including limiting such transfers to transfers by Holders who are directors or senior executives), to (i) a member of his or her Immediate Family, (ii) a trust solely for the benefit of the Holder and/or his or her Immediate Family, or (iii) a partnership, corporation or limited liability company whose only partners, shareholders or members are the Holder and/or his or her Immediate Family members (each transferee described in 11.2(a) and (b) is hereafter referred to as a "Permitted Transferee"). Transfers may be made to Permitted Transferees provided that (A) the Plan Administrator is notified in advance in writing of the terms and conditions of any proposed transfer and (B) the Plan Administrator determines that the proposed transfer complies with the requirements of the Plan and the applicable Option agreement. For this purpose, "Immediate Family" means, with respect to a particular Holder, the Holder's spouse, children and grandchildren (including adopted and stepchildren and grandchildren).

        11.3 Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of an Option granted under the Plan or any right or privilege conferred hereunder contrary to the provisions of the Plan, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by an option granted under the Plan, the Option shall thereupon terminate and become null and void.

        11.4 The terms of Options granted under this Plan and transferred in accordance with this Section 11 shall apply to the beneficiaries, executors and administrators of the Holder and of the Permitted Transferees of the Holder (including the beneficiaries, executors and administrators of the Permitted Transferees), including the right to agree to any amendment of the applicable Option agreement, except that Permitted Transferees shall not transfer any Option other than by will or by the laws of descent and distribution.

        11.5 Options granted under this Plan, or Options transferred in accordance with this Section 11, are exerciseable during the Holder's lifetime only by the Holder or its Permitted Transferee (or his or her attorney in fact or guardian). In the event of the death of a Holder or Permitted Transferee, Options may be exercised by such Holder's or Permitted Transferee's executor or administrator.

SECTION 12. SECURITIES REGULATIONS

        12.1 Compliance with Laws. Shares shall not be issued with respect to an Option granted under this Plan unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable

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state securities laws, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange, national market system, over the counter system, or any electronic bulletin board, upon which the Common Stock may then be listed, quoted or traded, and shall further be subject to the approval of counsel for the Company with respect to such compliance. Inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained. In addition, notwithstanding anything in the Plan to the contrary, the Board, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Holders who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Holders.

        12.2 Representations by Holder. As a condition to the exercise of an Option, the Company may require the Holder to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such representation is required by any relevant provision of the laws referred to in Section 12.1 above. At the option of the Company, a stop transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel was provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on the stock certificate in order to assure exemption from registration. The Plan Administrator may also require such other action or agreement by the Holder as may from time to time be necessary to comply with the federal and state securities laws.

        12.3 No Registration Required. The Company shall be under no obligation to any Holder to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

SECTION 13. LOANS, INSTALLMENT PAYMENTS AND LOAN GUARANTEES

        To assist a Holder (including a Holder who is an officer or a director of the Company) in acquiring shares of Common Stock pursuant to an Option granted under the Plan, the Plan Administrator, in its sole discretion, may authorize, either at the Grant Date or at any time before the acquisition of Common Stock pursuant to the Option, (a) the extension of a full-recourse loan to the Holder by the Company, (b) the payment by the Holder of the purchase price, if any, of the Common Stock in installments, or (c) the guarantee by the Company of a loan obtained by the Holder from a third party. The terms of any loans, installment payments or loan guarantees, including the interest rate and terms of and security for repayment, will be subject to the Plan Administrator's discretion. The maximum credit available is the purchase price, if any, of the Common Stock acquired, plus the maximum federal and state income and employment tax liability that may be incurred in connection with the acquisition.

SECTION 14. REPURCHASE RIGHTS

        The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock pursuant to the exercise of an Option. Should the Holder cease to be employed by or provide services to the Company, then all shares of Common Stock issued upon exercise of an Option

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which are unvested at the time of cessation of employment or services shall be subject to repurchase at the exercise price paid for such shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise) shall be established by the Plan Administrator and set forth in the agreement evidencing such right. All of the Company's outstanding repurchase rights under this Section 14 are assignable by the Company at any time. Such rights shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of a Corporate Transaction, except to the extent that (a) any such repurchase right is expressly assigned to the Successor Corporation in connection with the Corporate Transaction, or (b) such termination is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued. The Plan Administrator shall have the discretionary authority, exercisable either before or after the Holder's cessation of employment or service, to cancel the Company's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Holder under an Option and thereby accelerate the vesting of such shares in whole or in part at any time.

SECTION 15. AMENDMENT AND TERMINATION OF PLAN

        15.1 Action by Board of Directors. The Board may suspend or terminate the Plan, or modify or amend the Plan in such respects as it shall deem advisable or in order to conform to any changes in law or regulation applicable thereto, or in other respects; provided, however, that, to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, the Board may not, without further approval by the shareholders of the Company, effect any amendment that will (a) increase the total number of shares as to which Options may be granted under the Plan, (b) modify the class of persons eligible to receive Options, or (c) change the terms of the Plan which causes the Plan to lose its qualification as an incentive stock option plan under Section 422(b) of the Code, or (d) otherwise require shareholder approval under any applicable law, regulation or rule of any stock exchange. In addition, to the extent required by the policies of the TSX Venture Exchange applicable to the Company, disinterested shareholder approval will be required for any proposed decrease in the exercise price for any Options held by a person who is an insider of the Company as of the date of the proposed amendment.

        15.2 Action by Shareholders. The Plan may be terminated, modified or amended by the shareholders of the Company.

        15.3 Automatic Termination. Unless the Plan shall have been earlier terminated, this Plan shall terminate ten years from the earlier of (a) the date on which the Plan is adopted by the Board, or (b) the date on which this Plan is approved by the shareholders of the Company. No Option may be granted after such termination, or during any suspension of this Plan. The amendment or termination of this Plan shall not, without the consent of the Holder, alter or impair any rights or obligations under any option previously granted under this Plan.

        15.4 Consent of Holder. The amendment, suspension or termination of the Plan shall not adversely affect the rights of a Holder under any Option granted under the Plan, without the consent of such Holder. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Holder, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.

SECTION 16. GENERAL

        16.1 California Residents. Persons who are residents of the State of California shall be subject to the additional terms and conditions set forth in Appendix A to the Plan.

        16.2 No Trust or Fund. The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common

12

Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Holder, and no Holder shall have any rights that are greater than those of a general unsecured creditor of the Company.

        16.3 Severability. If any provision of the Plan or any Option is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Option under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, person or Option, and the remainder of the Plan and any such Option shall remain in full force and effect.

SECTION 17. EFFECTIVE DATE

        This Plan shall become effective on the date of its adoption by the Board and Options may be granted immediately thereafter, but no Option may be exercised under the Plan unless and until the Plan shall have been approved by the shareholders within 12 months after the date of adoption of the Plan by the Board of Directors. If such approval is not obtained within such period the Plan and any Options granted shall be null and void.

        Adopted by the Board of Directors on April    , 2002 and approved by the Company's shareholders on                        , 2002.

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PLAN ADOPTION AND AMENDMENTS/ADJUSTMENTS

Date of Adoption/Amendment/Adjustment	Section	Effect of Amendment	Date of Shareholder Approval

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APPENDIX A

2002 STOCK OPTION PLAN

—FOR CALIFORNIA RESIDENTS ONLY—

        This Appendix to the Jones Soda Co. 2002 Stock Option Plan (the "Plan") shall have application only to participants who are residents of the State of California. Capitalized terms contained herein shall have the same meanings given to them in the Plan, unless otherwise provided in this Appendix. Notwithstanding any provision contained in the Plan to the contrary and to the extent required by applicable law, the following terms and conditions shall apply to all Options granted to residents of the State of California, until such time as the Common Stock becomes a "listed security" under the Securities Act:

        1.    Nonqualified Stock Options shall have an exercise price that is not less than 85% of the Fair Market Value of the stock at the time the Option is granted, as determined by the Board, except that the exercise price shall be 110% of the Fair Market Value in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations.

        2.    Options shall have a term of not more than ten years from the date the Option is granted.

        3.    Options shall be nontransferable other than by will or the laws of descent and distribution. Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its discretion, may permit distribution of an Option to an inter vivos or testamentary trust in which the Option is to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to "immediate family" as that term is defined in Rule 16a-1(e) of the Exchange Act.

        4.    Options shall become exercisable at the rate of at least 20% per year over five years from the date the Option is granted, subject to reasonable conditions such as continued employment. However, in the case of an Option granted to officers, directors or consultants of the Company or any of its affiliates, the Option may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company or any of its affiliates.

        5.    Unless employment is terminated for Cause, the right to exercise an Option in the event of termination of employment, to the extent that the Participant is otherwise entitled to exercise an Option on the date employment terminates, shall be:

          (a)  at least six months from the date of termination of employment if termination was caused by death or Disability; and

          (b)  at least 30 days from the date of termination if termination of employment was caused by other than death or Disability;

          (c)  but in no event later than the remaining term of the Option.

        6.    No Option may be granted to a resident of California more than ten years after the earlier of the date of adoption of the Plan and the date the Plan is approved by the shareholders.

        7.    Any Option exercised before shareholder approval is obtained shall be rescinded if shareholder approval is not obtained within 12 months before or after the Plan is adopted. Such shares shall not be counted in determining whether such approval is obtained.

        8.    The Company shall provide annual financial statements of the Company to each California resident holding an outstanding Option under the Plan. Such financial statements need not be audited and need not be issued to key employees whose duties at the Company assure them access to equivalent information.

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        9.    Any right of repurchase on behalf of the Company in the event of a Holder's termination of employment shall be at a purchase price that is (a) not less than the Fair Market Value of the securities upon termination of employment, and the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within 90 days of termination of employment (or in the case of securities issued upon exercise of Options after the date of termination, within 90 days after the date of the exercise), and the right shall terminate when the Company's securities become publicly traded; or (b) at the original purchase price, provided that the right to repurchase at the original purchase price lapses at the rate of at least 20% of the shares per year over five years from the date the Option is granted (without respect to the date the Option was exercised or became exercisable) and the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within 90 days of termination of employment (or in the case of securities issued upon exercise of Options after the date of termination, within 90 days after the date of the exercise). In addition to the restrictions set forth in clauses (a) and (b), the securities held by an officer, director or consultant of the Company or an affiliate of the Company may be subject to additional or greater restrictions.

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PROXY

JONES SODA CO.
Proxy Card For Annual Meeting of Shareholders
June 24, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned shareholder of Jones Soda Co., a Washington corporation (the "Company"), hereby appoints Peter van Stolk and Jennifer Cue, or either of them, with full power of substitution, as proxies to vote all shares of stock of the Company which the undersigned shareholder is entitled to vote at the Company's 2002 Annual Meeting of Shareholders (the "Annual Meeting"), to be held on June 24, 2002, at 2:00 p.m. local time, at the Company's offices located at 234 9th Avenue North, Seattle, Washington 98109 and at any adjournments or postponements thereof upon the matters set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement dated May 17, 2002, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

        THE SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, OR, IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES LISTED IN ITEM 1, AND "FOR" THE PROPOSALS IN ITEMS 2, 3 AND 4, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS. The undersigned hereby revokes any proxy or proxies previously given.

(Continued and to be signed on the reverse side)

/*\    FOLD AND DETACH HERE    /*\

Please mark your votes as indicated in this example.	☒

1.	Nominees for Election as Director	FOR	AGAINST	ABSTAIN
	NOMINEE: (01) Peter M. van Stolk	☐	☐	☐
	NOMINEE: (02) Jennifer L. Cue	☐	☐	☐
	NOMINEE: (03) Ron B. Anderson	☐	☐	☐
	NOMINEE: (04) Michael M. Fleming	☐	☐	☐
	NOMINEE: (05) Matthew Kellogg	☐	☐	☐
	NOMINEE: (06) Peter Cooper	☐	☐	☐
	NOMINEE: (07) William Collin	☐	☐	☐
2.	To amend the Company's escrow agreement with certain of its shareholders to convert it from a performance based release formula to a time-based release formula.	☐	☐	☐
3.	To approve the adoption of the Company's new 2002 stock option plan.	☐	☐	☐
4.	To ratify the appointment of KPMG Peat Marwick Thorne, Chartered Accountants, as independent auditors of the Company for its fiscal year ending December 31, 2002	☐	☐	☐
5.	In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.
Check this box if you plan to attend the Annual Meeting in Person ☐
If you receive more than one Proxy Card, please sign, date and return all such cards in the accompanying envelope.
Please sign, date and return this Proxy Card today, using the enclosed envelope.
Signature	Signature	Date , 2002

Please sign above exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signature of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).

/*\    FOLD AND DETACH HERE    /*\

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS JUNE 24, 2002 2:00 p.m.
PRINCIPAL HOLDERS OF VOTING SECURITIES
PROPOSAL 1—ELECTION OF DIRECTORS
DIRECTORS AND EXECUTIVE OFFICERS
REPORT OF THE AUDIT COMMITTEE
EXECUTIVE COMPENSATION
Summary Compensation Table
PROPOSAL 2—AMENDMENT OF PERFORMANCE SHARE ESCROW AGREEMENT
PROPOSAL 3—APPROVAL OF 2002 STOCK OPTION PLAN
PROPOSAL 4—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
OTHER BUSINESS
ESCROW AGREEMENT
SCHEDULE A—ESCROW AGREEMENT
SCHEDULE B(4)—TIER 1 SURPLUS SECURITY ESCROW AGREEMENT RELEASE OF SECURITIES
JONES SODA CO. 2002 STOCK OPTION PLAN
PLAN ADOPTION AND AMENDMENTS/ADJUSTMENTS
APPENDIX A 2002 STOCK OPTION PLAN —FOR CALIFORNIA RESIDENTS ONLY—